                                                                    EXHIBIT 10.3

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]







                                CREDIT AGREEMENT

                                     among

                           ACME METALS INCORPORATED,

                                VARIOUS LENDERS,

                             BANKERS TRUST COMPANY,
                            as Administrative Agent,

                                      and

                      MORGAN STANLEY SENIOR FUNDING, INC.,
                       as Syndication Agent and Arranger


                   ---------------------------------------

                        Dated as of December 18, 1997

                   ---------------------------------------

                               TABLE OF CONTENTS

                                                                                                                     Page
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
SECTION 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         1.01  The Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.02  Minimum Amount of Each Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.03  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.04  Disbursement of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.05  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.06  Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.07  Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.08  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.09  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.10  Increased Costs, Illegality, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.11  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.12  Change of Lending Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.13  Replacement of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 2.  Fees; Termination of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         2.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.02  Termination of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 3.  Prepayments; Payments; Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         3.01  Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.02  Mandatory Repayments and Commitment Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.03  Method and Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 4.  Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         4.01  Execution of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.02  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.03  Officer's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.04  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.05  Corporate Documents; Proceedings; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.06  Tax Sharing Agreements; Existing Indebtedness Agreements . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.07  New Senior Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.08    Existing Senior Secured Notes Tender Offer, Existing Senior Secured Notes Consents; Existing
                 Senior Secured Notes Indenture Supplements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.09    Bank Refinancing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.10    Working Capital Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.11  Adverse Change, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.12  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.13  Pledge Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.14  Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.15  Subsidiaries Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.16  Mortgages; Title Insurance; Survey; etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.17  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.18  Financial Statements; Pro Forma Financial Statements, Projections  . . . . . . . . . . . . . . . . . . . 2
         4.19  Solvency Certificate; Environmental Analyses;  Insurance Certificates  . . . . . . . . . . . . . . . . . 2
         4.20  Fees, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.21  No Default; Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

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
SECTION 5.  Representations, Warranties and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         5.01  Corporate Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.02  Corporate and Other Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.03  No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.04  Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.    . . . . . . . . 3
         5.06  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.07  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.08  Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.09  Tax Returns and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.10  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.11  The Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.12  Representations and Warranties in the Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.13  Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.14  Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.15  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.16  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.17  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.18  Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.19  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.20  Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.21  Patents, Licenses, Franchises and Formulas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.22  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.23  Existing Senior Secured Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.24  Issuance of the New Senior Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.25  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 6. Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         6.01  Information Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.02  Books, Records, Inspections and Annual Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.03  Maintenance of Property; Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.04  Corporate Franchises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.05  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.06  Compliance with Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.07  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.08  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.09  Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.10  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.11  Additional Security; Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 7.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         7.01  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         7.02  Consolidation, Merger, Purchase or Sale of Assets, etc.  . . . . . . . . . . . . . . . . . . . . . . . . 3
         7.03  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

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
         7.04  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.05  Advances, Investments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.06  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.07  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.08  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.09  Consolidated Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.10  Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.11  Minimum Consolidated EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.12  Consolidated Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.13  Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness;
                 Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc.      . . . . 4
         7.14  Limitation on Certain Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.15  Limitation on Issuance of Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.16  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         7.17  Limitation on Creation of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

SECTION 8.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         8.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.02  Representations, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.03  Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.04  Default Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.05  Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.06  Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.07  Subsidiaries Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.08  Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         8.09  Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

SECTION 9.  Definitions and Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         9.01  Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

SECTION 10.  The Administrative Agent and the Syndication Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         10.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.02  Nature of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.03  Lack of Reliance on the Administrative Agent and the Syndication Agent  . . . . . . . . . . . . . . . . 4
         10.04  Certain Rights of the Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.05  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.07  The Administrative Agent and the Syndication Agent in their Individual Capacity . . . . . . . . . . . . 4
         10.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         10.09  Resignation by the Administrative Agent and the Syndication Agent . . . . . . . . . . . . . . . . . . . 4

SECTION 11.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         11.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         11.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         11.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

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
         11.04  Benefit of Agreement; Assignments; Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.05  No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.07  Calculations; Computations; Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . 5
         11.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.10  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.11  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.12  Amendment or Waiver; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.13  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.14  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.15  Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         11.16  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5


SCHEDULE 1.01(a)          Commitments
SCHEDULE 1.01(b)          Bank Addresses
SCHEDULE 5.09             Certain Tax Matters
SCHEDULE 5.10             Plans
SCHEDULE 5.11             Real Properties
SCHEDULE 5.14             Capitalization
SCHEDULE 5.15             Subsidiaries
SCHEDULE 5.19             Certain Environmental Matters
SCHEDULE 5.22             Existing Indebtedness
SCHEDULE 5.25             Insurance
SCHEDULE 7.01             Existing Liens
SCHEDULE 7.05             Existing Investments
SCHEDULE 7.06             Certain Transactions with Affiliates
SCHEDULE 9.01             Certain Take-or-Pay Obligations

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
EXHIBIT A        Notice of Borrowing
EXHIBIT B        Note
EXHIBIT C        Section 3.04(b)(ii) Certificate
EXHIBIT D-1      Opinion of Ungaretti & Harris, Special Counsel to the Credit Parties
EXHIBIT D-2      Opinion of Edward P. Weber, Esq., General Counsel to the Borrower
EXHIBIT E        Officers' Certificate
EXHIBIT F        Collateral Agency Agreement
EXHIBIT G        Pledge Agreement
EXHIBIT H        Security Agreement
EXHIBIT I        Subsidiaries Guaranty
EXHIBIT J        Solvency Certificate
EXHIBIT K        Assignment and Assumption Agreement

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


         CREDIT AGREEMENT, dated as of December 18, 1997, among ACME METALS INCORPORATED, a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, BANKERS TRUST COMPANY, as Administrative Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Arranger (all capitalized terms used herein and defined in Section 9 are used herein as therein defined).

                              W I T N E S S E T H:

         WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facility provided for herein;

         NOW, THEREFORE, IT IS AGREED:

SECTION 1.  Amount and Terms of Credit.

1.01 The Commitment. Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make a term loan (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) only may be incurred by the Borrower pursuant to a single drawing to be made on the Effective Date, (ii) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all Loans comprising the same Borrowing shall at all times be of the same Type and (B) unless the Syndication Agent has determined (and has notified the Borrower) that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), no more than three Borrowings of Loans to be
maintained as Eurodollar Loans may be incurred prior to the 90th   day after
the Effective Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the Effective Date or on or prior to the sixth Business Day after the Effective Date, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing) and (iii) shall be made by each Lender in that aggregate principal amount which equals the Commitment of such Lender on the Effective Date as such Commitment is set forth on Schedule 1.01(a) (before giving effect to the termination thereof on such date pursuant to Section 2.02(b)). Once repaid, Loans incurred hereunder may not be reborrowed.

1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than five Borrowings of Eurodollar Loans.

1.03 Notice of Borrowing. When the Borrower desires to incur the Loans hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least three Business Days' prior notice thereof in the case of the incurrence of Eurodollar Loans or at least one Business Day's prior notice
thereof in the case of the incurrence of Base Rate Loans,   provided that any
such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Such notice (the "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in writing in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be incurred on the Effective Date (which shall be a Business Day) and whether such Loans are to be incurred as Base Rate Loans or Eurodollar Loans. The Administrative Agent shall promptly give each Lender notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the Effective Date, each Lender will make available its pro rata portion (determined in accordance with Section 1.07) of the Borrowing requested to be made on such date. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the Effective Date that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent shall, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. The Administrative Agent also shall be entitled to recover on demand from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the overnight Federal Funds Rate. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make its Loan hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make its Loan hereunder.

1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loan made by each Lender shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (each a "Note" and, collectively, the "Notes"). The Note issued to each Lender shall
(i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Effective Date (or, if issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Loan made by such Lender on the Effective Date (or, if issued after the Effective Date, be in a stated principal amount equal to the outstanding principal amount of the Loan of such Lender at such time) and be payable in the outstanding principal amount of the Loan evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

(b) Each Lender will note on its internal records the amount of the Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of the Loan evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loan.

1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring after the Effective Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Loans made pursuant to one or more Borrowings of one or more Types of Loans into a Borrowing of another Type of Loan, provided that, (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Eurodollar Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) Base

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iii) unless the Syndication Agent has determined (and has notified the Borrower) that the Syndication Date has occurred (at which time this clause (iii) shall no longer be applicable), prior to the 90th day after the Effective Date, conversions of Base Rate Loans into Eurodollar Loans may only be made if any such conversion is effective on the first day of the first, second or third Interest Period referred to in clause (B) of Section 1.01(ii) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 90th day after the Effective Date as are permitted under such Section 1.01(ii) and (iv) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under
Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

1.07 Pro Rata Borrowings. All Borrowings of Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make its Loan hereunder and that each Lender shall be obligated to make the Loan provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loan hereunder.

1.08  Interest.

         (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06 at a rate per annum which shall be equal to the sum of the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

         (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Eurodollar Rate Margin plus the Eurodollar Rate for such Interest Period.

         (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

         (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and
                 (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

1.09 Interest Periods. At the time the Borrower gives the Notice of Borrowing or any Notice of Conversion in respect of the incurrence of, or the conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower (but otherwise subject to the limitation set forth in clause (B) of the proviso in Section 1.01(ii)), be a one, two, three or six-month period, provided that:

         (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

         (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Base Rate
                 Loan) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

         (iii) if any Interest Period for a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

         (iv) if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

         (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;

         (vi) no Interest Period in respect of any Borrowing of Eurodollar Loans shall be selected which extends beyond the Maturity Date; and

         (vii) no Interest Period in respect of any Borrowing of Eurodollar Loans shall be selected which extends beyond any date upon which a mandatory repayment of Loans will be required to be made under Section 3.02(a), if the aggregate principal amount of Eurodollar Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Loans then outstanding less the aggregate amount of such required repayment.

If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

         (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

         (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental (including any NAIC) rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof, and including the introduction of any new law or governmental (including any NAIC) rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which such Lender's principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Lender, the interbank Eurodollar market or the position of such Lender in such market; or

         (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental (including any NAIC) rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental (including any NAIC) request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market; then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and the Notice of Borrowing or any Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon such Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder

         (a) Written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

         (c) If any Lender determines that after the date of this Agreement the introduction of or any change in any applicable law or governmental (including any NAIC) rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority (including the NAIC), central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

1.11 Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in the Notice of Borrowing or in a Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 3.01, Section 3.02 or as a result of an acceleration of the Loans pursuant to Section 8) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay such Lender's Loans when required by the terms of this Agreement or the Note held by such Lender or (y) any election made pursuant to
Section 1.10(b).

1.12 Change of Lending Office. Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10 and 3.04.

1.13 Replacement of Lenders. (x) Upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section
3.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (y) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 11.12(b), the Borrower shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause
(y), no Default or Event of Default will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees (collectively, the "Replacement Lender"), each of whom shall be required to be reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 11.04(b) (and with all fees payable pursuant to said Section 11.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire the outstanding Loan of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (I) an amount equal to the principal of, and all accrued interest on, the outstanding Loan of the Replaced Lender and (II) an amount equal to all accrued, but theretofore unpaid, Fees, if any, owing to the Replaced Lender pursuant to Section 2.01 and
(ii) all obligations of the Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and
(ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 10.06 and 11.01), which shall survive as to such Replaced Lender.

SECTION 2.  Fees; Termination of Commitments.

2.01 Fees. The Borrower agrees to pay to the Agents, for their own account, such fees as have been agreed to in a separate letter agreement, dated November 19, 1997, among the Borrower and the Agents in accordance with the terms thereof.

2.02  Termination of Commitments.

         (a) The Total Commitment (and the Commitment of each Lender) shall terminate in its entirety on March 1, 1998 unless the Effective Date has occurred on or before such date.

         (b) In addition, the Total Commitment (and the Commitment of each Lender) shall terminate in its entirety on the Effective Date (after giving effect to the incurrence of the Loans on such date) or at 5:00 p.m. (New York time) on such date to the extent no Loans are incurred on such date).

SECTION 3.  Prepayments; Payments; Taxes.

3.01  Voluntary Prepayments.

         (a) The Borrower shall have the right to prepay the Loans, without premium (except as provided below) or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office
                 (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, the principal amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each partial prepayment of Loans pursuant to this Section 3.01(a) shall be in an aggregate principal amount of at least $1,000,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) each prepayment pursuant to this Section 3.01(a) in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; (iv) each voluntary prepayment of Loans pursuant to this Section 3.01(a) shall be applied to reduce the then remaining Scheduled Repayments of Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto); and (v) in the case of any voluntary prepayment of Loans pursuant to this Section 3.01(a) (x) made on or prior to December 31, 1998, such prepayment shall be in an amount equal to the product of (A) the principal amount specified pursuant to clause (i) of this Section 3.01(a) multiplied by (B) 101.5% and (y) made on and after January 1, 1999 and on or before June 30, 1999, such prepayment shall be in an amount equal to the product of (A) the principal amount specified pursuant to clause (i) of this Section 3.01(a) multiplied by (B) 101%.

         (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 11.12(b), the Borrower may, upon five Business Days' prior written notice to the Administrative

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


                 Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay the outstanding Loan of, together with accrued and unpaid interest, Fees and other amounts owing to, such Lender in accordance with, and subject to the requirements of, said
                 Section 11.12(b) so long as the consents, if any, required under Section 11.12(b) in connection with the repayment pursuant to this clause (b) have been obtained. Each voluntary prepayment of Loans pursuant to this Section 3.01(b) shall be applied to reduce the then remaining Scheduled Repayments of Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto).

3.02  Mandatory Repayments and Commitment Reductions.

         (a)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Loans, to the extent then outstanding, as is set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 3.01(a), 3.01(b) and 3.02(g), a "Scheduled Repayment"):

 Scheduled Repayment Date                                             Amount
 ------------------------                                             ------

 March 1, 1998                                                        $250,000
 June 1, 1998                                                         $250,000
 September 1, 1998                                                    $250,000
 December 1, 1998                                                     $250,000

 March 1, 1999                                                        $250,000
 June 1, 1999                                                         $250,000
 September 1, 1999                                                    $250,000
 December 1, 1999                                                     $250,000

 March 1, 2000                                                        $250,000
 June 1, 2000                                                         $250,000
 September 1, 2000                                                    $250,000
 December 1, 2000                                                     $250,000

 March 1, 2001                                                        $250,000
 June 1, 2001                                                         $250,000
 September 1, 2001                                                    $250,000
 December 1, 2001                                                     $250,000

 March 1, 2002                                                        $250,000
 June 1, 2002                                                         $250,000
 September 1, 2002                                                    $250,000
 December 1, 2002                                                     $250,000

 March 1, 2003                                                        $250,000
 June 1, 2003                                                         $250,000

 September 1, 2003                                                    $250,000
 December 1, 2003                                                     $250,000

 March 1, 2004                                                     $21,125,000
 June 1, 2004                                                      $21,125,000
 September 1, 2004                                                 $21,125,000
 December 1, 2004                                                  $21,125,000

 March 1, 2005                                                     $21,125,000
 June 1, 2005                                                      $21,125,000
 September 1, 2005                                                 $21,125,000
 Maturity Date                                                     $21,125,000

         (b)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any capital contribution or any sale or issuance of its equity (other than cash proceeds received (i) from the issuance by the Borrower of shares of its common stock so long as (x) no Default or Event of Default then exists and (y) such cash proceeds are used, or the Borrower or Acme Steel has adopted and begun the implementation of a plan for the use of such cash proceeds, within six months following receipt of same to fund the Phase II Expansion, (ii) from equity contributions to any Subsidiary of the Borrower to the extent made by the Borrower or another Subsidiary of the Borrower, (iii) from the issuance by the Borrower of shares of its common stock (including as a result of the exercise of any options with regard thereto), or options to purchase shares of its common stock, to officers, directors and employees of the Borrower and its Subsidiaries or (iv) from the issuance by the Borrower of shares of its common stock (including as a result of the exercise of any options with regard thereto), or options to purchase shares of its common stock, to the extent such proceeds are promptly used by the Borrower to fund one or more of its pension plans), an amount equal to 50% of the Net Equity Proceeds of such capital contribution or sale or issuance of equity shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 3.02(g) and (h).

         (c)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 7.04 as such Section is in effect on the Effective Date (other than Indebtedness incurred pursuant to Section 7.04(xii) the proceeds of which shall be applied as provided below in this Section 3.02(c))), an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness for borrowed money shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 3.02(g) and (h).

         (d)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds from such Asset Sale shall be applied as a

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


                 mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 3.02(g) and (h); provided that with respect to no more than $5,000,000 in the aggregate of cash proceeds from Asset Sales in any fiscal year of the Borrower, such Net Sale Proceeds therefrom shall not be required to be so applied on such date so long as (i) no Default or Event of Default then exists, (ii) the Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used to purchase assets (other than current assets) used or useful in the business of the Borrower and its Subsidiaries within 360 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended) (it being understood that to the extent Collateral is sold pursuant to such Asset Sale, the assets so reinvested in also shall be property that constitutes Collateral under the respective Security Documents) and (iii) such Net Sale Proceeds are deposited on such date in a Restricted Collateral Account, and provided further, that if all or any portion of such Net Sale Proceeds not required to be applied to the repayment of outstanding Loans are not so reinvested in replacement assets within such 360 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Loans as provided above in this Section 3.02(d) without regard to the immediately preceding proviso. Notwithstanding anything to the contrary contained above in this Section 3.02(d), until such time as all Existing Senior Secured Notes either have been repaid in full or have been defeased in accordance with the terms thereof, all Net Sale Proceeds from any Asset Sale shall be deposited and applied in the manner provided in the Collateral Agency Agreement and the Existing Senior Secured Note Indentures.

         (e)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each Excess Cash Payment Date, an amount equal to 75% of the Excess Cash Flow of the Borrower for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 3.02(g) and (h).

         (f)     In addition to any other mandatory repayments pursuant to this
                 Section 3.02, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 3.02(g) and (h), provided that so long as no Default or Event of Default then exists, such Net Insurance Proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Insurance Proceeds shall be used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 360 days following the date of the receipt of such Net Insurance Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended) and such Net Insurance Proceeds are deposited on such date in a Restricted Collateral Account, and provided further, that if all or any portion of such Net Insurance Proceeds not required to be applied to the repayment of outstanding Loans pursuant to the immediately preceding proviso are not so used within 360 days after the date of the receipt of such Net Insurance Proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Loans as provided above in this Section 3.02(f) without regard to the immediately preceding proviso. Notwithstanding anything to the contrary contained above in this Section 3.02(f), until such time as all Existing Senior Secured Notes either have been repaid in full or have been defeased in accordance with the terms thereof, all Net Insurance Proceeds from any Recovery Event shall be deposited and applied in the manner provided in the Collateral Agency Agreement and the Existing Senior Secured Note Indentures.

         (g) Each amount required to be applied to repay outstanding Loans pursuant to Sections 3.02(b), (c), (d), (e) and (f) shall be applied to reduce the then remaining Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto).

         (h)     With respect to each repayment of Loans required by this
                 Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                 (i) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Loans shall be repaid in full on the Maturity Date and (ii) all then outstanding Loans shall be repaid in full on the date on which a Change of Control occurs.

3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

3.04  Net Payments.

         (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


                 with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

         (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to
                 Section 1.13 or 11.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 (or successor forms) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, whenever a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will promptly deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms), or Form W-8 (or successor form) and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or such Lender shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to Section 11.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause
                 (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.04 and except as set forth in Section 11.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

SECTION 4. Conditions Precedent. The occurrence of the Effective Date and the obligation of each Lender to make its Loan hereunder on the Effective Date are subject to the satisfaction of the following conditions:

4.01 Execution of Agreement. On or prior to the Effective Date, this Agreement shall have been executed and delivered in accordance with Section 11.10.

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


4.02 Notes. On the Effective Date, there shall have been delivered to the Administrative Agent for the account of each of the Lenders the appropriate Note executed by the Borrower, in the amount, maturity and as otherwise provided herein.

4.03 Officer's Certificate. On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date and signed on behalf of the Borrower by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or any Vice President of the Borrower, certifying on behalf of the Borrower that all of the conditions set forth in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12 and 4.21 have been satisfied on such date.

4.04 Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received from (i) Ungaretti & Harris, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Syndication Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-1 and such other matters incident to the transaction contemplated herein as any Agent may reasonably request, and (ii) Edward P. Weber, Jr., Esq., general counsel to the Borrower, an opinion addressed to the Administrative Agent, the Syndication Agent, the Collateral Agent and each of the Lenders and dated the Effective Date, covering the matters set forth in Exhibit D-2 and such other matters incident to the transaction contemplated herein as any Agent may reasonably request.

4.05  Corporate Documents; Proceedings; etc.

         (a) On the Effective Date, the Administrative Agent shall have received a certificate from each Credit Party, dated the Effective Date, signed by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the certificate of incorporation (or equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be in form and substance reasonably acceptable to the Agents.

         (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

4.06 Tax Sharing Agreements; Existing Indebtedness Agreements. On or prior to the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the following documents:

                 (i) all tax sharing, tax allocation, tax indemnity and other similar agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Tax Sharing Agreements"); and

                 (ii) all agreements evidencing or relating to any material Indebtedness of the Borrower or any of its Subsidiaries which is to remain outstanding after giving effect to the incurrence of the Loans on the Effective Date (collectively, the "Existing Indebtedness Agreements").

4.07  New Senior Notes.

         (a) On the Effective Date, (i) the Borrower shall have received gross cash proceeds of $198,000,000 from the issuance by it of the New Senior Notes and (ii) the Borrower shall have utilized the full amount of the net cash proceeds received from the issuance of the New Senior Notes to make payments owing in connection with the Transaction prior to utilizing any proceeds of the Loans for such purpose.

         (b) On or prior to the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the New Senior Note Documents, and all of the terms and conditions of the New Senior Note Documents (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies and sinking fund provisions) shall be in substantial conformity with the description thereof in the New Senior Note Offering Memorandum, and with such other terms as are reasonably acceptable to the Agents.

4.08 Existing Senior Secured Notes Tender Offer, Existing Senior Secured Notes Consents; Existing Senior Secured Notes Indenture Supplements.

         (a) On the Effective Date, the Borrower shall have accepted for payment all Existing 12-1/2% Senior Secured Notes and all Existing 13-1/2% Senior Secured Discount Notes issued by it, in each case to the extent tendered and not withdrawn pursuant to the Existing Senior Secured Notes Tender Offer, and each of the conditions to such purchase as set forth in the Existing Senior Secured Notes Tender Offer Documents either shall have been (i) satisfied or (ii) waived with the consent of the Agents (it being understood that in any event at least 75% of the aggregate outstanding principal amount of each of the Existing 12-1/2% Senior Secured Notes and the Existing 13-1/2% Senior Secured Discount Notes shall have been tendered and purchased pursuant to the Existing Senior Secured Notes Tender Offer). All terms and conditions of the Existing Senior Secured Notes Tender Offer shall be in substantial conformity with the Existing Senior Secured Notes Tender Offer Documents dated November 13, 1997 and the Existing Senior Secured Notes Tender Offer shall be effected in compliance with the Existing Senior Secured Notes Tender Offer Documents (except to the extent waived as described above) and all applicable laws (including, without limitation, Federal and state securities laws).

         (b)     (i)      On the Effective Date, in the event that 100% of the
                          Existing 12-1/2% Senior Secured Notes have not been accepted for payment by the Borrower pursuant to the Existing Senior Secured Notes Tender Offer, the
                          Borrower shall have received sufficient Existing
                          12-1/2% Senior Secured Note Consents pursuant to the
                          Existing Senior Secured Notes Consent Solicitation to authorize the execution and delivery of the Existing
                          12-1/2% Senior Secured Note Indenture Supplement (the terms of which shall conform to the description thereof set forth in the Existing Senior Secured
                          Notes Tender Offer Documents described above) and the Existing 12-1/2% Senior Secured Note Indenture
                          Supplement shall have been duly executed and delivered by the Borrower and the Existing 12-1/2%
                          Senior Secured Note Indenture Trustee and all conditions to the effectiveness thereof shall have been satisfied.

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


                 (ii) On the Effective Date, in the event that 100% of the Existing 13-1/2% Senior Secured Discount Notes have not been accepted for payment by the Borrower pursuant to the Existing Senior Secured Notes Tender Offer, the Borrower shall have received sufficient Existing 13-1/2% Senior Secured Discount Note Consents pursuant to the Existing Senior Secured Notes Consent Solicitation to authorize the execution and delivery of the Existing 13-1/2% Senior Secured Discount Note Indenture Supplement (the terms of which shall conform to the description thereof in the Existing Senior Secured Notes Tender Offer Documents described above) and the Existing 13-1/2% Senior Secured Discount Note Indenture Supplement shall have been duly executed and delivered by the Borrower and the Existing 13-1/2% Senior Secured Discount Note Indenture Trustee and all conditions to the effectiveness thereof shall have been satisfied.

                 (iii) On the Effective Date, in the event that 100% of each of the Existing 12-1/2% Senior Secured Notes and the Existing 13-1/2% Senior Secured Discount Notes have not been accepted for payment by the Borrower pursuant to the Existing Senior Secured Notes Tender Offer, the collateral agent for the holders of the Existing Senior Secured Notes, the Borrower, certain other Credit Parties and the Collateral Agent shall have entered into the Collateral Agency Agreement in the form of Exhibit F (as amended, modified or supplemented from time to time, the "Collateral Agency Agreement").

         (c) On the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of all Existing Senior Secured Notes Tender Offer Documents and Existing Senior Secured Notes Consent Solicitation Documents (including executed versions of each Existing Senior Secured Note Indenture Supplement). The Administrative Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this Section 4.08 have been satisfied at such time.

4.09 Bank Refinancing. On the Effective Date, the Bank Refinancing shall have been consummated. The Administrative Agent shall have received copies of all documents executed in connection with the Bank Refinancing, all of which shall be in full force and effect and in form and substance reasonably satisfactory to the Agents.

4.10 Working Capital Facility. On the Effective Date, (i) the Working Capital Facility shall have been amended and restated on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Agents and the Required Lenders, (ii) the Administrative Agent shall have received true and correct copies of the Working Capital Facility, as so amended and restated,
(iii) the Working Capital Facility, as so amended and restated, shall be in full force and effect and no default or event of default shall exist thereunder and (iv) the Borrower shall have used a portion of the proceeds of the Loans and/or the New Senior Notes to repay outstanding loans under the Working Capital Facility (it being understood and agreed that no more than $20,000,000 of such loans may be outstanding on the Effective Date after giving effect to any repayment thereof on such date).

4.11  Adverse Change, etc.

         (a) Since September 28, 1997, nothing shall have occurred (and neither the Agents nor the Lenders shall have become aware of any facts or conditions not previously known) which the Agents or the Required Lenders shall reasonably determine (x) has had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Lenders or any Agent or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document or (y) has had, or could reasonably be expected to have, a material adverse effect on the Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

         (b) On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction and the other transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents or otherwise required herein or therein.

4.12 Litigation. On the Effective Date, there shall be no actions, suits or proceedings pending or threatened (i) with respect to the Transaction, this Agreement or any other Document or (ii) which the Agents or the Required Lenders shall reasonably determine could reasonably be expected to have a material adverse effect on (a) the Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the rights or remedies of the Lenders or any Agent hereunder or under any other Credit Document or (c) the ability of any Credit Party to perform its respective obligations to the Lenders or any Agent hereunder or under any other Credit Document.

4.13 Pledge Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit G (as amended, modified or supplemented from time to time, the "Pledge Agreement") and the collateral agent under the Collateral Agency Agreement shall have possession of all of the Pledged Stock, if any, referred to in the Pledge Agreement and then owned by such Credit Party, together with executed and undated stock powers, and the Administrative Agent shall have received written confirmation from such collateral agent that it in fact has possession of all such Pledged Stock.

4.14 Security Agreement. On the Effective Date, Acme Steel shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit H (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of Acme Steel's present and future Security Agreement Collateral, together with:

                 (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                 (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name the Borrower or any of its Subsidiaries as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]

                          which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) as shall be required by local law fully executed for filing);

                 (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and

                 (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

4.15 Subsidiaries Guaranty. On the Effective Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit I (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty").

4.16 Mortgages; Title Insurance; Survey; etc. On the Effective Date, the Collateral Agent shall have received:

                 (i) fully executed counterparts of a Mortgage, in form and substance reasonably satisfactory to the Agents, which Mortgage shall cover the Mortgaged Properties owned by Acme Steel on the Effective Date as designated on Schedule 5.11, together with evidence that counterparts of such Mortgage have been delivered to the title insurance company insuring the Lien of such Mortgage for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable, to effectively create a valid and enforceable mortgage lien on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                 (ii) a mortgagee title insurance policy (or a binding commitment with respect thereto) (each, a "Mortgage Policy") on the Mortgaged Properties issued by a title insurer reasonably satisfactory to the Agents in amounts satisfactory to the Agents assuring the Collateral Agent that the Mortgage on such Mortgaged Properties are valid and enforceable mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Agents; and

                 (iii) a recent survey, in form and substance reasonably satisfactory to the Agents, of Acme Steel's new continuous slab facility, certified by a licensed professional surveyor reasonably satisfactory to the Agents, and existing surveys of Acme Steel's other Mortgaged Properties, certified by the surveyor who originally prepared such surveys.

4.17 Notice of Borrowing. On or prior to the Effective Date, the Administrative Agent shall have received the Notice of Borrowing meeting the requirements of Section 1.03.

4.18 Financial Statements; Pro Forma Financial Statements, Projections. On or prior to the Effective Date, the Agents shall have received true and correct copies of the historical financial statements, the pro forma financial statements and the Projections referred to in Sections 5.05(a) and (d), which historical financial statements, pro forma financial statements and Projections shall be in form and substance reasonably satisfactory to the Agents.

4.19 Solvency Certificate; Environmental Analyses; Insurance Certificates. On or prior to the Effective Date, the Administrative Agent shall have received:

                 (i) a solvency certificate from the Chief Financial Officer of the Borrower in the form of Exhibit J;

                 (ii) environmental and hazardous substance assessments and analyses with respect to the Real Property of the Borrower and its Subsidiaries in scope, and in form and substance, reasonably satisfactory to the Agents; and

                 (iii) certificates of insurance complying with the requirements of Section 6.03 for the business and properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Agents and naming the Collateral Agent as an additional insured and, with respect to the Security Agreement Collateral and the Mortgaged Properties, as loss payee, and stating that such insurance shall not be canceled without at least 30 days prior written notice by the insurer to the Collateral Agent (or such shorter period of time as a particular insurance company generally provides).

4.20 Fees, etc. On the Effective Date, the Borrower shall have paid to the Agents all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents to the extent then due.

4.21 No Default; Representations and Warranties. On the Effective Date and also after giving effect to the incurrence of the Loans on such date (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

The occurrence of the Effective Date and the incurrence by the Borrower of the Loans hereunder on such date shall constitute a representation and warranty by the Borrower to each of the Agents and each of the Lenders that all the conditions specified in this Section 4 exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

SECTION 5. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans hereunder, the Borrower makes the following representations, warranties and agreements, in each case, after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, and with the occurrence of the Effective Date and incurrence by the Borrower of the Loans hereunder on such date being deemed to constitute a representation and warranty by the Borrower that the matters specified in this
Section 5 are true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


5.01 Corporate Status. Each of the Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.02 Corporate and Other Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

5.04 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

5.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.

         (a) The consolidated balance sheets of the Borrower for the fiscal year and nine-month period ended on December 29, 1996 and September 28, 1997 and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower for the fiscal year or nine-month period, as the case may be, ended on such dates, copies of which have been furnished to the Agents prior to the Effective Date, present fairly in all material respects the consolidated financial position of the Borrower at the dates of such balance sheets and the consolidated results of the operations of the Borrower for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The pro forma consolidated balance sheet of the Borrower as of September 28, 1997 after giving effect to the Transaction and the financing therefor, a copy of which has been furnished to the Lenders prior to the Effective Date, presents fairly in all material respects the pro forma consolidated financial position of the Borrower as of September 28, 1997. After giving effect to the Transaction (but for this purpose assuming that the Transaction and the related financing had occurred prior to September 28, 1997), since September 28, 1997, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

         (b) On and as of the Effective Date and after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Credit Parties in connection therewith (x) the sum of the assets, at a fair valuation, of each of the Borrower on a stand-alone basis and of the Borrower and its Subsidiaries taken as a whole will exceed its debts; (y) each of the Borrower on a stand-alone basis and the Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (z) each of the Borrower on a stand alone basis and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this
                 Section 5.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         (c) Except as fully disclosed in the financial statements delivered pursuant to Section 5.05(a) or as set forth in Schedules 5.09 and 5.19, there are no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. Except as set forth in Schedules 5.09 and 5.19, the Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 5.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole.

         (d) The Projections delivered to the Agents and the Lenders prior to the Effective Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. The Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


5.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to the Transaction or any Document, (ii) with respect to any material Indebtedness of the Borrower or any of its Subsidiaries or (iii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

5.08  Use of Proceeds; Margin Regulations.

         (a) All proceeds of the Loans will be used by the Borrower (i) to finance, in part, the Bank Refinancing, the Existing Senior Secured Notes Tender Offer, the Existing Senior Secured Notes Consent Solicitation, and the repayment of outstanding loans under the Working Capital Facility (it being understood and agreed that no more than $20,000,000 of such loans may be outstanding on the Effective Date after giving effect to any repayment thereof on such date), (ii) to pay fees and expenses related to the Transaction and (iii) to the extent that any such proceeds remain after the application pursuant to the preceding clauses (i) and (ii), for the Borrower's and its Subsidiaries' working capital and general corporate purposes.

         (b) No part of any Loans (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

5.09 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. The Borrower and each of its Subsidiaries have at all times paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state, local and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. Except as disclosed in Schedule 5.09, there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower threatened, by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. Except as disclosed in Schedule 5.09, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

5.10 Compliance with ERISA. Schedule 5.10 sets forth, as of the Effective Date, each Plan. Each Plan and the Borrower and each of its Subsidiaries and ERISA Affiliates are in compliance in all material respects with the Code and ERISA to the extent applicable to them and neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has received notification to the contrary from the Internal Revenue Service, the Department of Labor or the PBGC.
Neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has
(i) failed to satisfy the minimum funding requirements under Section 412 of the Code or Section 302 of ERISA, (ii) failed to make a required contribution or payment to a "multiemployer plan" (as defined in Section 4001 (a)(3) of ERISA), or (iii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a multiemployer plan. No Reportable Event has occurred which could reasonably be expected to result in a material liability to the Borrower or any of its Subsidiaries. No Plan has an Unfunded Current Liability which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole and using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV or ERISA, neither the Borrower nor any of its Subsidiaries or ERISA Affiliates would incur any liability to any Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the Effective Date. Neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment (other than as required under Section 601 of ERISA) which could result in a material obligation of the Borrower or any of its Subsidiaries to pay money, except such as were recorded as a result of the Borrower's adoption of Financial Accounting Standard No. 106 ("Accounting for Postretirement Benefits Other Than Pensions").

5.11  The Security Documents.

         (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of Acme Steel in the Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected first (after giving effect to the provisions of the Collateral Agency Agreement) lien on, and security interest in, all right, title and interest of Acme Steel in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, as may be perfected by such filing and recordation, a perfected security interest in the United States trademarks and patents covered by the Security Agreement.

         (b) The security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors, under the Pledge Agreement constitute first priority perfected (after giving effect to the provisions of the Collateral Agency Agreement) security interests in the Pledged Securities described in the Pledge Agreement, subject to no security interests of any other Person (other than the pari passu lien of the holders of the Existing Senior Secured Notes). No filings or recordings are required to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities under the Pledge Agreement.





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         (c)     The Mortgages create, for the obligations purported to be
                 secured thereby, a valid and enforceable perfected first priority (after giving effect to the provisions of the Collateral Agency Agreement) security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens). Schedule 5.11 contains a true and complete list of each parcel of Real Property owned or leased by the Borrower and its Subsidiaries on the Effective Date, and the type of interest therein held by the Borrower or such Subsidiary. The Borrower and each of its Subsidiaries have good and marketable title to all fee-owned Real Property and valid leasehold title to all Leaseholds, in each case free and clear of all Liens other than Permitted Liens.

         (d)     Notwithstanding anything to the contrary contained in this
                 Section 5.11 or elsewhere in this Agreement, until such time as all Existing Senior Secured Notes have been paid in full or defeased in accordance with the terms thereof, the holders thereof may have a pari passu Lien on the Collateral in accordance with the terms of the Collateral Agency Agreement.

5.12 Representations and Warranties in the Documents. All representations and warranties set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects on and as of the Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

5.13 Properties. The Borrower and each of its Subsidiaries have good and marketable title to all material properties owned by them, including all property reflected in the balance sheets referred to in Section 5.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

5.14  Capitalization.  The authorized capital stock of the Borrower consists of
(i) 20,000,000 shares of common stock, $1.00 par value per share and (ii) 2,000,000 shares of preferred stock, $1.00 par value per share, of which no shares of such preferred stock are issued and outstanding. All outstanding shares of common stock of the Borrower have been duly and validly issued and are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except as set forth on Schedule 5.14.

5.15 Subsidiaries. The Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule 5.15. Schedule 5.15 correctly sets forth the percentage ownership (direct or indirect) of the Borrower in each class of capital stock or other equity of each of its Subsidiaries and also identifies the direct owner thereof.

5.16 Compliance with Statutes, etc. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (excluding applicable statutes, regulations, orders and restrictions relating to environmental standards and controls which is the subject of the representations and warranties set forth in Section 5.19), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

5.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.19  Environmental Matters.

         (a) Except as set forth on Schedule 5.19, the Borrower and each of its Subsidiaries have complied with, and are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the Borrower or any of its Subsidiaries of any Real Property no longer owned, leased or operated by the Borrower or any of its Subsidiaries) or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries. Except as set forth on Schedule 5.19, there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrower or any of its Subsidiaries, or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries (including any Real Property formerly owned, leased or operated by the Borrower or any of its Subsidiaries but no longer owned, leased or operated by the Borrower or any of its Subsidiaries) that could be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, occupancy or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

         (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law.

         (c) Notwithstanding anything to the contrary in this Section 5.19, the representations made in this Section 5.19 shall not be untrue unless the effect of any or all violations, claims, restrictions, failures and noncompliances of the types described above in this





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                 Section 5.19 could reasonably be expected to, either
                 individually or in the aggregate, have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.20 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.21 Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

5.22 Indebtedness. Schedule 5.22 sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the Borrower and its Subsidiaries as of the Effective Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans, any Existing Senior Secured Notes that have not been tendered pursuant to the Existing Senior Secured Note Tender Offers, the Working Capital Facility and the New Senior Notes, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guarantees such debt.

5.23 Existing Senior Secured Notes. At the time of consummation thereof, the Existing Senior Secured Notes Tender Offer and the Existing Senior Secured Notes Consent Solicitation shall have been consummated in accordance with the terms of the respective Documents therefor (subject to any waivers permitted under Section 4.08) and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Existing Senior Secured Notes Tender Offer and the Existing Secured Senior Notes Consent Solicitation shall have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Existing Secured Senior Notes Tender Offer or the Existing Senior Secured Notes Consent Solicitation. Additionally, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Existing Secured Senior Notes Tender Offer or the Existing Senior Secured Notes Consent Solicitation, or the performance by the Borrower and its Subsidiaries of their obligations under the respective Documents therefore and all applicable laws.

5.24 Issuance of the New Senior Notes. At the time of the issuance thereof, the New Senior Notes shall have been issued in accordance with the terms of the New Senior Note Documents and all applicable laws. At the time of the issuance thereof, all consents, approvals of and permits for, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to issue the New Senior Notes have been (or will, within the time frame required, be) obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the issuance of the New Senior Notes or the performance by the Borrower or any of its Subsidiaries of their obligations under the New Senior Note Documents. All actions taken by the Borrower or any of its Subsidiaries pursuant to or in furtherance of the issuance of New Senior Notes have been taken in compliance with the New Senior Note Documents and all applicable laws.

5.25 Insurance. Schedule 5.25 sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries, and with the amounts insured (and any deductibles) set forth therein.

SECTION 6. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:





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6.01  Information Covenants.  The Borrower will furnish to the Agents (and the
Administrative Agent will promptly forward same to each Lender):

         (a) Quarterly Financial Statements. As soon as same are available but, in any event, no later than 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower (commencing with its quarterly accounting period ending closest to March 31, 1998), the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the Chief Financial Officer of the Borrower as being prepared, to the best of such officer's knowledge, in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

         (b) Annual Financial Statements. As soon as same are available but, in any event, no later than 120 days after the close of each fiscal year of the Borrower (commencing with its fiscal year ending closest to December 31, 1997), (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and (x) in the case of the consolidated financial statements, certified by Price Waterhouse LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Agents, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default relating to accounting matters which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (y) in the case of the consolidating financial statements, certified by the Chief Financial Officer of the Borrower, and (ii) management's discussion and analysis of the material operational and financial developments during such fiscal year.

         (c) Operating Plans. No later than 60 days following the first day of each fiscal year of the Borrower (commencing with the fiscal year of the Borrower beginning closest to January 1,
                 1999), an operating plan in form reasonably satisfactory to the Agents (including statements of income and sources and uses of cash and balance sheets) prepared by the Borrower (i) for each of the four fiscal quarters of such fiscal year prepared in detail and (ii) for each of the immediately three succeeding fiscal years prepared in summary form, in each case setting forth, with appropriate discussion, the principal assumptions upon which such operating plan is based.

         (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 6.01(a) and (b), a certificate of the Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (x) set forth in reasonable detail the calculations required to establish (A) whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 3.02(d), 3.02(f), 7.04 and 7.07 through 7.12, inclusive, at the end of such fiscal quarter or year, as the case may be, and (B) the Applicable Base Rate Margin and the Applicable Eurodollar Rate Margin for the Applicable Margin Period commencing with the date of the delivery of such financial statements and (y) if delivered with the financial statements required by Section 6.01(b), set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow of the Borrower for the respective Excess Cash Payment Period.

         (e) Notice of Default or Litigation. Promptly upon, and in any event within five Business Days after, any executive, principal or senior officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending
                 (x) against the Borrower or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the Borrower or any of its Subsidiaries or (z) with respect to the Transaction or any Document.

         (f) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Borrower or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its material Indebtedness (including, in any event, the Working Capital Facility and the New Senior Notes) pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

         (g) Environmental Matters. Promptly after any executive, principal or senior officer of the Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole:

                 (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries;

                 (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or
                          (b) could be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                 (iii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that could be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

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                 (iv)     the taking of any removal or remedial action in
                          response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided, that in any event the Borrower shall deliver to each Agent all material notices received by the Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify the Borrower or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify the Borrower or any of its Subsidiaries of potential liability under CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto.

(h) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or any of its Subsidiaries as any Agent or any Lender (through any Agent) may reasonably request.

6.02  Books, Records, Inspections and Annual Meetings.

         (a) The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Agent to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as such Agent may reasonably request.

         (b) At such dates to be mutually agreed upon between the Agents and the Borrower but, in no event, less than once in each fiscal year of the Borrower, the Borrower shall, at the request of the Agents, hold a meeting with all of the Lenders at which meeting shall be reviewed the financial results of the Borrower and its Subsidiaries for the previous fiscal year and the operating plan presented for the current fiscal year of the Borrower.

6.03  Maintenance of Property; Insurance.

         (a)     The Borrower will, and will cause each of its Subsidiaries to,
                 (i) keep all property necessary to the business of the Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted, (ii) maintain insurance on all such property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which the Borrower or any of its Subsidiaries operates, and (iii) furnish to the Agents, upon written request, full information as to the insurance carried. At any time that insurance at or above the levels described on Schedule 5.25 is not being maintained by the Borrower or any Subsidiary of the Borrower, the Borrower will, or will cause one of its Subsidiaries to, promptly notify the Agents in writing and, if thereafter reasonably requested by any Agent or the Required Lenders to do so, the Borrower or any such Subsidiary, as the case may be, shall obtain such insurance at such levels and coverage which are at least as great as to the extent such insurance is reasonably available at a reasonable expense.

         (b) The Borrower will, and will cause each of its Subsidiaries to, at all times keep the Collateral insured in favor of the Collateral Agent, and all policies (including Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower and/or such Subsidiaries) (i) shall be endorsed to the Administrative Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee (in respect of any Collateral only) and/or additional insured, as appropriate), (ii) shall state that such insurance policies shall not be canceled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent (or such shorter period of time as a particular insurance company policy generally provides), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall contain the standard non-contributing mortgage clause endorsement in favor of the Collateral Agent with respect to hazard liability insurance and (v) shall be deposited with the Collateral Agent.

         (c) If the Borrower or any of its Subsidiaries shall fail to insure its property in accordance with this Section 6.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance.

6.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this
Section 6.04 shall prevent (i) sales of assets and other transactions by the Borrower or any of its Subsidiaries in accordance with Section 7.02 or (ii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

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                                                          CONFORMED AS EXECUTED]



6.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

6.06  Compliance with Environmental Laws.

         (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of the business or operations of the Borrower or any of its Subsidiaries.

         (b)     (i)      At any time that the Borrower gives notice to the
                          Lenders or the Agents pursuant to Section 6.01(g) or
                          (ii) upon the exercise of any of the remedies pursuant to the last paragraph of Section 8, then at the reasonable written request of any Agent or the Required Lenders, the Borrower will provide, at the sole expense of the Borrower, an environmental site assessment report concerning any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Agents, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with such Hazardous Materials on such Real Property. If the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, the cost of which shall be borne by the Borrower, and the Borrower shall grant and hereby grants to the Administrative Agent and the Lenders and their agents access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment at any reasonable time upon reasonable notice to the Borrower, all at the sole and reasonable expense of the Borrower.

6.07 ERISA. The Borrower will, and will cause each of its Subsidiaries and ERISA Affiliates to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of their respective properties or assets or a material obligation to pay money (including, but not limited to, any liability to a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and will promptly notify the Agents when the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate (i) knows or has reason to know of the occurrence of a Reportable Event, (ii) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .66 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days, (iii) that a Plan has been terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA or (iv) that proceedings have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV or ERISA.

6.08 End of Fiscal Years; Fiscal Quarters. The Borrower will cause (i) each of its, and each of its Subsidiaries', fiscal years to end on the last Sunday in December, and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a fiscal year end as described in preceding clause (i).

6.09 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract, lease or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

6.10 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 7.01(i); provided, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

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                                                          CONFORMED AS EXECUTED]


6.11  Additional Security; Further Assurances.

         (a)     (i)      In the event that the Borrower at any time acquires
                          assets after the Effective Date (other than (x) the capital stock of any Subsidiary of the Borrower and
                          (y) assets subject to a Lien permitted under Sections
                          7.01(vii) and (viii)) with a fair market value of $2,500,000 or more, the Borrower will, and (ii) the Borrower will cause Acme Steel and each of the other
                          Granting Credit Parties to, in each case, grant to the Collateral Agent security interests and mortgages in such assets and properties of the Borrower, Acme
                          Steel and such other Granting Credit Parties, as applicable, as are not covered by the original
                          Security Documents but are otherwise of a type covered by the original Security Documents, and as may be reasonably requested from time to time by any Agent (collectively, the "Additional Security
                          Documents"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Agents and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens.
                          The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional
                          Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

         (b) The Borrower will, and will cause each of the other Credit Parties to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrower will cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 6.11 has been complied with.

         (c) If any Agent or the Required Lenders reasonably determine that they are required by law or regulation to have appraisals prepared in respect of the Mortgaged Properties, the Borrower will provide, at its own expense, to the Agents appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which otherwise shall be in form and substance reasonably satisfactory to the Agents.

         (d)     The Borrower agrees that each action required above by this
                 Section 6.11 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by any Agent or the Required Lenders or required to be taken by the Borrower and/or its Subsidiaries pursuant to the terms of this Section 6.11; provided that, in no event will the Borrower or any of its Subsidiaries be required to take any action, other than using its best efforts, to obtain consents from third parties with respect to its compliance with this Section 6.11.

SECTION 7. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

7.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 7.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                 (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                 (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and
                          (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                 (iii) Liens in existence on the Effective Date (but not securing the Existing Senior Secured Notes or the Working Capital Facility) which are listed, and the property subject thereto described, in Schedule 7.01, but only to the respective date, if any, set forth in such Schedule 7.01 for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on Schedule 7.01, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension plus the reasonable costs associated with any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

                 (iv)     Permitted Encumbrances;

                 (v)      Liens created pursuant to the Security Documents;

                 (vi) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;





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                 (vii)    Liens upon assets of the Borrower or any of its
                          Subsidiaries acquired after the Effective Date and subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 7.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

                 (viii) Liens placed upon equipment or machinery acquired or constructed after the Effective Date and used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of the acquisition or construction thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase or construction price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition or construction of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii), when added to the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by clause (vii) of this Section 7.01, shall not at any time exceed $35,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired or constructed does not encumber any other asset of the Borrower or such Subsidiary (including any Collateral);

                 (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                 (x) Liens arising from precautionary UCC financing statement filings regarding operating leases permitted under Section 7.07;

                 (xi) Liens arising out of the existence of judgments or awards in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of any cash and the fair market value of any property subject to such Liens do not exceed $2,500,000 at any time outstanding;

                 (xii) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

                 (xiii) (x) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and (y) Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                 (xiv) Liens on property or assets (other than Collateral) of the Borrower or any of its Subsidiaries acquired after the Effective Date in favor of governmental bodies to secure progress or advance payments relating to such property or assets;

                 (xv) Liens on property or assets acquired after the Effective Date pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired after the Effective Date pursuant to a Permitted Acquisition, provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 7.04(x), and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries (including any Collateral);

                 (xvi) Liens on accounts receivable and inventory of the Borrower and the Subsidiary Guarantors securing Indebtedness under the Working Capital Facility;

                 (xvii) so long as any Existing Senior Secured Notes remain outstanding or until such time as the Existing Senior Secured Notes have been defeased in accordance with the terms thereof, Liens on the Collateral securing the Existing Senior Secured Notes so long as such Liens are pari passu with the Liens created in favor of the Secured Creditors pursuant to the Security Documents; and

                 (xviii) at any time after the defeasance of the Existing Senior Secured Notes has been effected in accordance with the terms thereof, Liens created on Cash Equivalents or other Investments made as described in
                          Section 7.05(xiv) which have been deposited in order to effect such defeasance.

In connection with the granting of Liens of the type described in clauses (vii) and (viii) of this Section 7.01 by the Borrower or any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens), and in connection with the granting of the leases to NACME described in clause (ix) of Section 7.02, the Administrative Agent and the Collateral Agent shall be authorized to enter into customary non-disturbance and attornment agreements reasonably acceptable to them.

7.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                 (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 7.08;

                 (ii) each of the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

                 (iii) each of the Borrower and its Subsidiaries may sell obsolete or worn-out equipment or materials in the ordinary course of business;

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                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]



                 (iv) the Borrower and its Subsidiaries may sell all of the capital stock of, or all or substantially all of the assets of, Universal Tool & Stamping, so long as (x) no Default or Event of Default then exists or would result therefrom, (y) such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), and (z) at least 50% of the total consideration therefor received by the Borrower and its Subsidiaries is cash and is paid at the time of the closing of such sale;

                 (v) each of the Borrower and its Subsidiaries may sell assets (other than the capital stock of any Subsidiary Guarantor or any Mortgaged Property (other than any immaterial portion of any Mortgaged Property which is no longer useful in the operations of the Borrower and its Subsidiaries and the sale of which is otherwise permitted by this clause (v))), so long as (w) no Default or Event of Default then exists or would result therefrom, (x) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (y) the total consideration therefor received by the Borrower or such Subsidiary is at least 85% cash and is paid at the time of the closing of such sale, and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (v) shall not exceed $5,000,000 in any fiscal year of the Borrower;

                 (vi)     Investments may be made to the extent permitted by
                          Section 7.05;

                 (vii) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 7.04(iv));

                 (viii) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

                 (ix) each of the Borrower and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries, provided that each such lease or sublease relating to any Mortgaged Property (other than the existing lease to NACME or any extension or renewal thereof or any future lease to NACME of the vacant land adjacent to the property subject to such existing lease) shall expressly provide that same shall be subject and subordinate to the security interests created under the respective Mortgage;

                 (x) any Subsidiary of the Borrower (x) may be merged, consolidated or liquidated with or into the Borrower so long as the Borrower is the surviving corporation of such merger, consolidation or liquidation and (y) may transfer all or any portion of its assets to the Borrower, in each case so long as the Borrower takes all of the actions required to be taken by it pursuant to Section 6.12;

                 (xi) any Subsidiary of the Borrower (x) may be merged, consolidated or liquidated with or into any other Subsidiary of the Borrower which is a Granting Credit Party so long as such Granting Credit Party is the surviving corporation of such merger, consolidation or liquidation and (y) may transfer all or any portion of its assets to any other Subsidiary of the Borrower which is a Granting Credit Party, in each case so long as such Granting Credit Party takes all of the actions required to be taken by it pursuant to
                          Section 6.12;

                 (xii) any Subsidiary of the Borrower which is not a Granting Credit Party (x) may be merged, consolidated or liquidated with or into any Wholly-Owned Subsidiary of the Borrower which is not a Granting Credit Party and (y) may transfer all or any portion of its assets to any Wholly-Owned Subsidiary of the Borrower which is not a Granting Credit Party;

                 (xiii) each of the Borrower and the Subsidiary Guarantors may acquire all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or all or any portion of the capital stock or other equity interests of any Person (any such acquisition permitted by this clause (xiii), a "Permitted Acquisition"), so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in Section 5 shall be true and correct in all material respects both before and after giving effect to such Permitted Acquisition, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under
                          Section 7.01 or 7.04, as the case may be, (iv) the only consideration paid by the Borrower or any Subsidiary Guarantor in connection with any Permitted Acquisition consists solely of cash, common stock of the Borrower and/or Qualified Preferred Stock of the Borrower, (v) at least 5 Business Days prior to the consummation of any Permitted Acquisition, the Borrower shall have delivered to each of the Agents a certificate of the Borrower's Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Borrower and its Subsidiaries would have been in compliance with the financial covenants set forth in Sections 7.09, 7.10,
                          7.11 and 7.12 for the Test Period then most recently ended prior to the date of the consummation of such Permitted Acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of such Test Period (and assuming that any Indebtedness incurred, issued or assumed in connection therewith had been incurred, issued or assumed on the first day of, and had remained outstanding throughout, such Test Period), and (vi) the aggregate cash consideration paid in connection with all such Permitted Acquisitions (including, without limitation, any earn-out, non-compete or deferred compensation arrangements, the aggregate principal amount of any Indebtedness assumed in connection therewith and the fair market value of any capital stock of the Borrower issued in connection therewith (as determined in good faith by the Board of Directors of the Borrower)), when added to the aggregate amount of Investments made pursuant to Section 7.05(xv), does not exceed $15,000,000; and

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                 (xiv)    the Borrower and its Subsidiaries may enter into
                          sale-leaseback transactions with respect to its property or assets other than with respect to any Collateral, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale-leaseback transaction is in an arm's length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be) and (iii) the aggregate amount of all such sale-leaseback transactions permitted under this clause (xiv) shall not exceed $15,000,000 in any fiscal year of the Borrower.

To the extent the Required Lenders waive the provisions of this Section 7.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.02 (other than to the Borrower or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

7.03 Dividends. The Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

                 (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

                 (ii) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary); and

                 (iii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may repurchase outstanding shares of its common stock (or options to purchase such common stock) following the death, disability or termination of employment of employees of the Borrower or any of its Subsidiaries, provided that the aggregate amount of Dividends paid by the Borrower pursuant to this clause (iii) shall not exceed $500,000 in any fiscal year of the Borrower.

7.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                 (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                 (ii) Existing Indebtedness outstanding on the Effective Date and listed on Schedule 5.22, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent set forth on
                          Schedule 5.22, provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing plus the reasonable costs associated with any such extension, renewal or refinancing;

                 (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to Indebtedness permitted under this Section 7.04;

                 (iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 7.08, provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (iv), when added to the aggregate outstanding principal amount of all Indebtedness permitted by clause (v) of this Section 7.04, exceed $35,000,000 at any time outstanding;

                 (v) Indebtedness subject to Liens permitted under Sections 7.01(viii);

                 (vi) intercompany Indebtedness among the Borrower and its Subsidiaries to the extent permitted by Section 7.05(ix);

                 (vii) Indebtedness of the Borrower and Acme Steel under the New Senior Notes and the other New Senior Note Documents in an aggregate principal amount not to exceed $200,000,000 (as reduced by any repayments of principal thereof);

                 (viii) Indebtedness of the Borrower and the Subsidiary Guarantors under the Working Capital Facility in an aggregate outstanding principal amount not to exceed the lesser of (x) $80,000,000 at any time and (y) an amount equal to the sum of 85% of the face value of all "eligible receivables" of the Borrower and the Subsidiary Guarantors party thereto plus 50% of the lower of the fair market value or cost of their "eligible inventory" (as such terms are defined for purposes of the Working Capital Facility);

                 (ix) Indebtedness of the Borrower and the Subsidiary Guarantors under the Existing Senior Secured Notes and the other Existing Senior Secured Note Documents in an aggregate principal amount not to exceed that amount outstanding immediately after the consummation of the Existing Senior Secured Notes Tender Offer (as reduced by any repayments of principal thereof after the Effective Date);

                 (x) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition, (y) such Indebtedness does not constitute debt for borrowed money (other than debt for borrowed money incurred in connection with industrial revenue or industrial development bond financings), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (x), and (z) at the time of such Permitted Acquisition such Indebtedness does not exceed 10% of the total value of the assets of the Subsidiary so acquired, or of the asset so acquired, as the case may be;

                 (xi) Indebtedness under Other Hedging Agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practices and providing protection against fluctuations in currency values or commodity prices in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not speculative in nature;

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]



                 (xii) with the prior written consent of the Required Lenders (which consent may be granted or withheld in their sole discretion), unsecured subordinated Indebtedness of the Borrower (the "Subordinated Notes"), so long as (i) at least 15 days prior to the issuance thereof, the Borrower shall have delivered to each of the Lenders substantially final drafts of the documents pursuant to which the Subordinated Notes are to be issued and with any changes thereto made after the initial delivery of such documents to be delivered to the Agents and with any significant changes thereto made after such initial delivery to be delivered to each of the Lenders at least five days prior to the issuance of such new Subordinated Notes, (ii) the final maturity date thereof is at least one year beyond the Maturity Date, (iii) there are no required amortization, mandatory redemption or sinking fund provisions or similar provisions prior to one year after the Maturity Date, (iv) all other terms and conditions thereof (including, without limitation, interest rates, covenants, defaults, remedies and subordination provisions) are satisfactory to the Required Lenders, (v) no Default or Event of Default then exists or would result therefrom; (vi) the Borrower shall have delivered to each of the Agents and each of the Lenders a certificate of the Borrower's Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Borrower and its Subsidiaries would have been in compliance with the financial covenants set forth in Sections 7.09, 7.10,
                          7.11 and 7.12 for the Test Period then most recently ended prior to the date of the issuance of the Subordinated Notes, in each case with such financial covenants to be determined on a pro forma basis as if such Subordinated Notes had been issued, and the proceeds therefrom had been applied, on the first day of such Test Period (and assuming that such Subordinated Notes had remained outstanding throughout such Test Period) and (vii) the Net Debt Proceeds therefrom are applied in accordance with
                          Section 3.02(c); and

                 (xiii) so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness of the Borrower and the Subsidiary Guarantors not otherwise permitted pursuant to this Section 7.04 not exceeding $50,000,000 in aggregate principal amount at any time outstanding, provided that (x) such Indebtedness may be designated by the Borrower as "Additional Senior Debt" under the Security Documents and the Subsidiaries Guaranty, (y) any such Indebtedness must have a final maturity no earlier than the Maturity Date and an average life no shorter than the then remaining average life of the Loans and
                          (z) the documentation evidencing any such Indebtedness shall not contain covenants, defaults or other restrictions which, in the judgment of the Agents, are more restrictive than those contained in this Agreement.

7.05 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

                 (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

                 (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                 (iii) the Borrower and its Subsidiaries may hold the Investments held by them on the Effective Date and described on Schedule 7.05, provided that any additional Investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section 7.05;

                 (iv) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                 (v) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000;

                 (vi) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock of the Borrower so long as no cash is paid by the Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

                 (vii) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 7.04(iii);

                 (viii) the Borrower and the Subsidiary Guarantors may make cash common equity contributions to the capital of their respective Subsidiaries which are Subsidiary Guarantors;

                 (ix) the Borrower and the Subsidiary Guarantors may make intercompany loans and advances between or among one another;

                 (x) the Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by
                          Section 7.04(xi);

                 (xi) the Borrower and its Subsidiaries may acquire and hold non-cash consideration issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 7.02(v);

                 (xii) so long as no Default or Event of Default then exists or would result therefrom, Acme Steel may make cash Investments, directly or indirectly, in Wabush pursuant to the joint venture agreements with respect thereto as in effect on the Effective Date;

                 (xiii) the Borrower and the Subsidiary Guarantors may make Permitted Acquisitions to the extent permitted by
                          Section 7.02(xiii);

                 (xiv) Investments by the Borrower in securities issued directly or indirectly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof in such amounts as are needed to, and that are deposited pursuant to the requirements of the Existing Senior Secured Note Indentures in order to, effect a defeasance of the Existing Senior Secured Notes in accordance with the terms thereof; and

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]



                 (xv) the Borrower and its Subsidiaries may make Investments in Persons that are not Subsidiary Guarantors and in which the Borrower or any of its Subsidiaries already has an ownership interest so long as the aggregate amount of all such Investments made pursuant to this clause (xv), when added to the aggregate amount of Permitted Acquisitions made pursuant to Section 7.02 (xiii), shall not exceed $15,000,000.

7.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

                 (i)      Dividends may be paid to the extent provided in
                          Section 7.03;

                 (ii) loans may be made and other transactions may be entered into by the Borrower and its Subsidiaries to the extent permitted by Sections 7.02, 7.04 and 7.05; and

                 (iii) customary fees may be paid to non-officer directors of the Borrower and its Subsidiaries or as otherwise described in Schedule 7.06.

7.07 Leases. The Borrower will not permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) made by the Borrower and its Subsidiaries on a consolidated basis under any agreement to rent or lease any real or personal property entered into on or after the Effective Date (or any extension or renewal thereof) (excluding Capitalized Lease Obligations) to exceed $3,000,000 in any fiscal year of the Borrower.

7.08  Capital Expenditures.

         (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that
                 (i) during the period from the Effective Date through and including the last day of the Borrower's fiscal year ending closest to December 31, 1998, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $35,000,000 and (ii) during any fiscal year of the Borrower set forth below (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of the Borrower set forth below the amount set forth opposite such fiscal year below:

                 Fiscal Year Ending             Closest To          Amount
                 ------------------             ----------          ------
                 December 31, 1999                                  $35,000,000
                 December 31, 2000                                  $35,000,000
                 December 31, 2001                                  $35,000,000
                 December 31, 2002                                  $35,000,000
                 December 31, 2003                                  $35,000,000
                 December 31, 2004                                  $35,000,000
                 December 31, 2005                                  $35,000,000

         (b) In addition to the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year of the Borrower (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such fiscal year, the lesser of (x) such excess and (y) 15% of the applicable permitted scheduled Capital Expenditure amount as set forth in such clause (a) above may be carried forward and utilized to make Capital Expenditures in the immediately succeeding fiscal year of the Borrower, provided that no amounts once carried forward pursuant to this Section 7.08(b) may be carried forward to any fiscal year thereafter and such amounts may only be utilized after the Borrower and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such fiscal year as set forth in the table in clause (a) above (without giving effect to any increase in such amount by operation of this clause (b)).

         (c) In addition to the foregoing, the Borrower and it Subsidiaries may make Capital Expenditures with the amount of Net Sale Proceeds received by the Borrower or any of its Subsidiaries from any Asset Sale so long as such Net Sale Proceeds are reinvested in assets (other than current assets) used or useful in the business of the Borrower and its Subsidiaries within 360 days following the date of such Asset Sale to the extent such Net Sale Proceeds are not otherwise required to be applied to repay outstanding Loans pursuant to Section 3.02(d).

         (d) In addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Insurance Proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Net Insurance Proceeds are used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 360 days following the date of receipt of such Net Insurance Proceeds from such Recovery Event to the extent such Net Insurance Proceeds are not otherwise required to be applied to repay outstanding Loans pursuant to Section 3.02(f).

         (e) In addition to the foregoing, the Borrower and the Subsidiary Guarantors may make Capital Expenditures constituting Permitted Acquisitions to the extent permitted by Section 7.02(xiii).

         (f) In addition to the foregoing, Acme Steel may make Capital Expenditures in connection with its blast furnace reline in an aggregate amount not to exceed $40,000,000 so long as such Capital Expenditures are made on or prior to the last day of the Borrower's fiscal year ended closest to December 31, 2000.

         (g) In addition to the foregoing, Acme Steel may make Capital Expenditures in an aggregate amount not to exceed $200,000,000 (plus the cost of capitalized interest and other internally capitalized costs) in connection with the Phase II Expansion.

         (h) In addition to the foregoing, so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make Capital Expenditures in October 2002 in an aggregate amount not to exceed $15,000,000 to purchase the property located in Walbridge, Ohio subject to an existing Alpha Tube lease.

7.09 Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio of the Borrower for any Test Period ending on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]


                  Fiscal Quarter Ending Closest To                                                    Ratio
                  --------------------------------                                                  ---------
                  June 30, 1998                                                                     1.00:1.00
                  September 30, 1998                                                                1.15:1.00
                  December 31, 1998                                                                 1.40:1.00
                  March 31, 1999                                                                    1.40:1.00
                  June 30, 1999                                                                     1.40:1.00
                  September 30, 1999                                                                1.40:1.00
                  December 31, 1999                                                                 1.75:1.00
                  March 31, 2000                                                                    1.75:1.00
                  June 30, 2000                                                                     1.75:1.00
                  September 30, 2000                                                                1.75:1.00
                  December 31, 2000                                                                 2.00:1.00
                  March 31, 2001                                                                    2.00:1.00
                  June 30, 2001                                                                     2.00:1.00
                  September 30, 2001                                                                2.00:1.00
                  December 31, 2001                                                                 2.25:1.00
                  March 31, 2002                                                                    2.25:1.00
                  June 30, 2002                                                                     2.25:1.00
                  September 30, 2002                                                                2.25:1.00
                  December 31, 2002                                                                 2.50:1.00
                  March 31, 2003                                                                    2.50:1.00
                  June 30, 2003                                                                     2.50:1.00
                  September 30, 2003                                                                2.50:1.00
                  December 31, 2003                                                                 2.75:1.00
                  March 31, 2004                                                                    2.75:1.00
                  June 30, 2004                                                                     2.75:1.00
                  September 30, 2004                                                                2.75:1.00
                  December 31, 2004

 and the last day of each
 fiscal quarter thereafter                                                                          3.00:1.00

7.10 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio of the Borrower at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                  Period                                                                            Ratio
                  ------                                                                            -----
 The last day of the fiscal quarter ending closest to December 31, 1998 through and including the day before the last day of the fiscal
 quarter ending closest to June 30, 1999                                                           7.50:1.00

 The last day of the fiscal quarter ending closest to June 30, 1999 through and including the day before the last day of the fiscal
 quarter ending closest to December 31, 1999                                                       6.50:1.00

 The last day of the fiscal quarter ending closest to December 31, 1999 through and including the day before the last day of the fiscal
 quarter ending closest to June 30, 2000                                                           5.50:1.00

 The last day of the fiscal quarter ending closest to June 30, 2000 through and including the day before the last day of the fiscal
 quarter ending closest to December 31, 2000                                                       5.25:1.00

 The last day of the fiscal quarter ending closest to December 31, 2000 through and including the day before the last day of the fiscal
 quarter ending closest to June 30, 2001                                                           5.00:1.00

 The last day of the fiscal quarter ending closest to June 30, 2001 through and including the day before the last day of the fiscal
 quarter ending closest to December 31, 2001.                                                      4.75:1.00

 The last day of the fiscal quarter ending closest to December 31, 2001 through and including the day before the last day of the fiscal
 quarter ending closest to June 30, 2002                                                           4.50:1.00

 The last day of the fiscal quarter ending closest to June 30, 2002 through and including the day before the last day of the fiscal
 quarter ending closest to December 30, 2002                                                       4.25:1.00

 The last day of the fiscal quarter ending closest to December 31, 2002 through and including the day before the last day of the fiscal
 quarter ending closest to June 30, 2003                                                           4.00:1.00

 The last day of the fiscal quarter ending closest to June 30, 2003 through and including the day before the last day of the fiscal
 quarter ending closest to December 31, 2003                                                       3.75:1.00

 The last day of the fiscal quarter ending closest to December 31, 2003
 and thereafter                                                                                    3.50:1.00

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]



7.11 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA of the Borrower for any Test Period ending on the last day of a fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending Closest To                                                  Amount
                  --------------------------------                                                  ------
                  March 31, 1998                                                                  $ 5,000,000
                  June 30, 1998                                                                   $19,000,000
                  September 30, 1998                                                              $35,000,000
                  December 31, 1998                                                               $55,000,000
                  March 31, 1999                                                                  $55,000,000
                  June 30, 1999                                                                   $55,000,000
                  September 30, 1999                                                              $55,000,000
                  December 31, 1999                                                               $75,000,000
                  March 31, 2000                                                                  $75,000,000
                  June 30, 2000                                                                   $75,000,000
                  September 30, 2000                                                              $75,000,000
                  December 31, 2000

 and the last day of
 each fiscal quarter
 thereafter                                                                                       $80,000,000


7.12 Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio of the Borrower for any Test Period ending on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending Closest To                                                  Ratio
                  --------------------------------                                                  -----
                  December 31, 1998                                                                1.10:1.00
                  March 31, 1999                                                                   1.10:1.00
                  June 30, 1999                                                                    1.10:1.00
                  September 30, 1999                                                               1.10:1.00
                  December 31, 1999                                                                1.15:1.00
                  March 31, 2000                                                                   1.15:1.00
                  June 30, 2000                                                                    1.15:1.00
                  September 30, 2000                                                               1.15:1.00
                  December 31, 2000

 and the last day
 each fiscal quarter thereafter                                                                    1.25:1.00


7.13 Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. The Borrower will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) the New Senior Notes, the Subordinated Notes, the Parallel Loan or the Environmental Bonds, (ii) amend or modify, or permit the amendment or modification of, any provision of the New Senior Note Documents or the Subordinated Note Documents,
(iii) amend or modify, or permit the amendment or modification of, any provision of any Existing Senior Secured Note Documents other than pursuant to the Existing Senior Secured Notes Consent Solicitation, (iv) amend or modify, or permit the amendment or modification of, any provision of the Working Capital Facility (including as a result of a refinancing or replacement thereof), the Parallel Loan or the Environmental Bonds to the extent that same could be adverse to the interests of the Lenders, it being understood and agreed that, in any event, any amendment or modification which shortens the maturity thereof, adversely changes the mandatory prepayments or repayments thereof, increases the interest rate thereon, makes the financial maintenance covenants contained therein more restrictive or otherwise adds new financial maintenance covenants (whether constructed as a covenant or a default) shall not be permitted, (v) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or the equivalent organizational documents) or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause (v) could not reasonably be adverse to the interests of the Lenders in any material respect, or (vi) amend, modify or change any provision of the joint venture arrangements for Wabush, the Interlake Cross-Indemnification Indemnity Agreement or any Tax Sharing Agreement (including the Interlake Tax Indemnity Agreement), unless such amendment, modification or change could not reasonably be expected to be adverse in any material respect to the interests of the Lenders or the Borrower or any of its Subsidiaries.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
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7.14  Limitation on Certain Restrictions on Subsidiaries.  The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the New Senior Note Documents,
(iv) the Working Capital Facility, (v) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (vi) customary provisions restricting assignment of any licensing agreement or other contract entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and (vii) restrictions on the transfer of any asset subject to a Lien permitted by Sections 7.01(vii), (viii) and (xv).

7.15  Limitation on Issuance of Capital Stock.

         (a) The Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock other than Qualified Preferred Stock of the Borrower (including any such preferred stock issuable under the Borrower's Rights Agreement as in effect on the Effective Date) or (ii) any redeemable common stock (other than common stock that is redeemable at the sole option of the Borrower or such Subsidiary).

         (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law or (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

7.16 Business. The Borrower and its Subsidiaries will not engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries as of the Effective Date and reasonable extensions thereof (it being understood and agreed that any steel fabricating business shall be deemed a reasonable extension of the Borrower's and its Subsidiaries' existing businesses).

7.17 Limitation on Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary, provided that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as (i) the capital stock of each such new Wholly-Owned Subsidiary is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors, (ii) each such new Wholly-Owned Subsidiary executes and delivers to the Collateral Agent a counterpart of the Subsidiaries Guaranty, the Pledge Agreement and, in the case of a Wholly-Owned Subsidiary that is a Granting Credit Party, the Security Agreement, and (iii) each such new Wholly-Owned Subsidiary to the extent that same is a Granting Credit Party, to the extent requested by the Collateral Agent or the Required Lenders, takes all actions required pursuant to Section 6.12. In addition, each new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent all other relevant documentation of the type described in Section 4 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Effective Date.

SECTION 8. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

8.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more days, in the payment when due of any interest on any Loan or any Note or any Fees or any other amounts owing hereunder or thereunder; or

8.02 Representations, etc. Any representation, warranty or statement made (or deemed made) by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Administrative Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

8.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(e)(i) or 6.08 or Section 7 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections
8.01 and 8.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders; or
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8.04  Default Under Other Agreements.

                 (i) The Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 8.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $5,000,000; or

8.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

8.06 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral) in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 7.01), and subject to no other Liens (except as permitted by Section 7.01); or

8.07 Subsidiaries Guaranty. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor (except as a result of any event described in clause (iv), (x), (xi) or (xii) of Section 7.02), or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty; or

8.08 Judgments. One or more judgments or decrees shall be entered against the Borrower or any Subsidiary of the Borrower involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $2,500,000; or

8.09 Change of Control. A Change of Control shall occur; then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses
(i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitments of each Lender shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and (iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

SECTION 9.  Definitions and Accounting Terms.

9.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Acme Steel" shall mean Acme Steel Company, a Delaware corporation.

"Additional Security Documents" shall have the meaning provided in Section
6.11.

"Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period, less the amount of all net non-cash gains which were included in arriving at Consolidated Net Income for such period.

"Administrative Agent" shall mean BTCo, in its capacity as Administrative Agent for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 10.09.
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"Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited, to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

"Agent" shall mean and include the Administrative Agent and the Syndication
Agent.

"Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

"Alpha Tube" shall mean Alpha Tube Corporation, a Delaware corporation.

"Applicable Base Rate Margin" shall mean (i) for the period from the Effective Date through but not including the first Start Date after the Effective Date, 1.75%, provided, however, if the Borrower's Consolidated EBITDA for the Test Period ending closest to June 30, 1998 is less than $25,000,000, then the Applicable Base Rate Margin from the date of delivery of the financial statements pursuant to Section 6.01(b) in respect of such Test Period through but not including the first Start Date shall instead be 2.000%, and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E) or
(F) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E) or (F) below, as the case may be, is met:

         (A) 2.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 6.50:1.00;

         (B) 2.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 6.50:1.00 and greater than or equal to 5.50:1.00;

         (C) 1.750% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 5.50:1.00 and greater than or equal to 5.00:1.00;

         (D) 1.500% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 5.00:1.00 and greater than or equal to 4.50:1.00;

         (E) 1.375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.50:1.00 and greater than or equal to 4.00:1.00; and

         (F) 1.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.00:1.00.

Notwithstanding anything to the contrary above in this definition, the Applicable Base Rate Margin shall be 2.250% at all times when a Default or an Event of Default shall exist.

"Applicable Eurodollar Rate Margin" shall mean (i) for the period from the Effective Date through but not including the first Start Date after the Effective Date, 2.75%, provided, however, if the Borrower's Consolidated EBITDA for the Test Period ending closest to June 30, 1998 is less than $25,000,000, then the Applicable Eurodollar Rate Margin from the date of delivery of the financial statements pursuant to Section 6.01(b) in respect of such Test Period through but not including the first Start Date shall instead be 3.000%, and
(ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E) or (F) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E) or (F) below, as the case may be, is met:

         (A) 3.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 6.50:1.00;

         (B) 3.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 6.50:1.00 and greater than or equal to 5.50:1.00;

         (C) 2.750% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 5.50:1.00 and greater than or equal to 5.00:1.00;

         (D) 2.500% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 5.00:1.00 and greater than or equal to 4.50:1.00;

         (E) 2.375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.50:1.00 and greater than or equal to 4.00:1.00; and

         (F) 2.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.00:1.00.

Notwithstanding anything to the contrary above in this definition, the Applicable Eurodollar Rate Margin shall be 3.250% at all times when a Default or an Event of Default shall exist.

"Applicable Margin Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 6.01(a) or (b), as the case may be, and which shall end on the earlier of (i) the date of the actual delivery of the next financial statements pursuant to
Section 6.01(a) or (b), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 6.01(a) or (b), as the case may be, provided that the first Applicable Margin Period shall commence with the delivery of the Borrower's financial statements for the Test Period ending closest to December 31, 1998.

"Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to the Borrower or a Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections 7.02 (ii), (iii), (iv), (viii) and (ix).

"Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

"Bank Refinancing" shall mean the repayment in full of the Existing Term Loan Agreement, together with all accrued interest, premiums, fees, commission and expenses owing in connection therewith, and the termination of all commitments thereunder.

"Bankruptcy Code" shall have the meaning provided in Section 8.05.
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"Base Rate" shall mean, at any time, the higher of (i) the Prime Lending Rate and (ii) 1/2 of 1% in excess of the Federal Funds Rate.

"Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

"Borrower" shall have the meaning provided in the first paragraph of this Agreement.

"Borrowing" shall mean (i) the incurrence of one Type of Loan from all the Lenders on the Effective Date and (ii) thereafter, the conversion or conversions of one or more Types of Loans into another Type of Loan on a given date having (in each case) in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

"BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto, by merger, consolidation or otherwise.

"Business Day" shall mean (i) for all purposes other than as covered by clause
(ii) below, any day except Saturday, Sunday and any day which shall be in Chicago, Illinois and New York City, New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

"Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

"Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

"Cash Equivalents" shall mean (a)(i) obligations of or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, (ii) short-term commercial bank and corporate obligations that have received the highest rating from two of the following rating organizations: Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co., Fitch Investor Service, Inc., IBCA Ltd. and Thomson Bankwatch, Inc., (iii) money market preferred stocks which, at the date of acquisition, are accorded ratings of at least A- or A3 by S&P or Moody's, respectively, (iv) tax-exempt obligations that are accorded ratings at the time of purchase of at least A- or A3 (or equivalent short-term ratings) by S&P or Moody's, respectively, (v) master repurchase agreements with foreign or domestic banks having a capital and surplus of not less than $250,000,000 or primary dealers so long as such agreements are collateralized with obligations of the U.S. government or its agencies at a ratio of 102% or with other collateral rated at least AA or Aa2 by S&P or Moody's, respectively, at a ratio of 103% and, in either case, marked-to-market weekly and held by a third-party agent, (vi) guaranteed investment contracts and/or agreements of a bank, insurance company or other institution whose unsecured and unguaranteed obligations (or claims-paying ability) have, at the time of purchase, ratings of at least AAA or Aaa by S&P or Moody's, respectively, (vii) time deposits with, and certificates of deposits and banker's acceptances issued by, any bank having capital surplus and undivided profits aggregating at least $50,000,000, and (viii) money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (vii) above. In no event shall any of the Cash Equivalents described in clauses (i) through (vii) above have a final maturity more than one year from the date of purchase.

"CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C.
Section 9601 et seq.

"Change of Control" shall mean (i) any Person or "group" (within the meaning of Rules 13d-3 or 13d-5 under the Securities Exchange Act (as in effect on the Effective Date)) shall (A) have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or (B) have obtained power (whether or not exercised) to elect a majority of the Borrower's directors, (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors or (iii) a "change of control" or similar event shall occur under, and as defined in, the New Senior Note Documents, the Subordinated Note Documents, the Working Capital Facility or, until such time as the Existing Senior Secured Notes have been repaid in full or defeased in accordance with the terms thereof, the Existing Senior Secured Note Documents.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

"Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and the Mortgaged Properties.

"Collateral Agency Agreement" shall have the meaning provided in Section
4.08(b).

"Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

"Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule 1.01(a) directly below the column entitled "Commitment," as same may be terminated pursuant to Section 2.02 or 8.
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"Consolidated Cash Interest Expense" shall mean, for any period, Consolidated
Interest Expense for such period to the extent that same is paid or payable (or is accrued and will be paid or payable) in cash for such period (net of any cash interest income for such period).

"Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before Consolidated Interest Expense and provision for taxes for such period and without giving effect (x) to any extraordinary gains or losses and (y) to any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business and other sales of $1,000,000 or less.

"Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period, (ii) the Borrower's proportionate share of the net income of Wabush and NACME for such period (based on the Borrower's percentage equity ownership interest in such Persons), whether or not such net income is actually distributed to the Borrower or a Subsidiary thereof during such period, but only to the extent that such net income is not otherwise included in arriving at Consolidated EBIT for such period and (iii) the expensed (as opposed to capitalized) portion of the Capital Expenditures incurred for the blast furnace reline pursuant to Section 7.08(f) to the extent that same reduced Consolidated EBIT for such period.

"Consolidated Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Fixed Charges for such period.

"Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of (i) Consolidated Cash Interest Expense for such period, (ii) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries pursuant to Sections 7.08(a) and (b) for such period, (iii) the scheduled principal amount of all amortization payments on all Indebtedness (including, without limitation, the principal component of all Capitalized Lease Obligations but excluding the refinancings effected pursuant to the Transaction) of the Borrower and its Subsidiaries for such period (as determined on the first day of such period) and (iv) the amount of all cash payments made by the Borrower and its Subsidiaries in respect of income taxes or income tax liabilities for such period net of any cash income tax refunds actually received by the Borrower and its Subsidiaries during such period.

"Consolidated Indebtedness" shall mean, at any time, the principal amount of all Indebtedness of the Borrower and its Subsidiaries at such time as determined on a consolidated basis, other than any amounts owing under any Interest Rate Protection Agreement or Other Hedging Agreement except to the extent that such amounts are required to be reflected on the liability side of a balance sheet in accordance with GAAP.

"Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for such period.

"Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period, provided that the amortization of deferred financing, legal and accounting costs with respect to the Transaction and the Phase II Expansion shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

"Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period, determined on a consolidated basis (after any deduction for minority interests), provided that in determining Consolidated Net Income, (i) the net income of any other Person which is not a Subsidiary of the Borrower or is accounted for by the Borrower by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to the Borrower or a Subsidiary thereof during such period, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) the net income of any Subsidiary of the Borrower shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or law applicable to such Subsidiary (other than the Working Capital Facility) and (iv) any interest income for such period shall be excluded.

"Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

"Continuing Directors" shall mean the directors of the Borrower on the Effective Date and each other director of the Borrower if such director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

"Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, the Subsidiaries Guaranty and each Security Document.

"Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

"Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

"Documents" shall mean and include (i) the Credit Documents, (ii) the Existing Senior Secured Notes Tender Offer Documents, (iii) the Existing Senior Secured Notes Consent Solicitation Documents, (iv) the New Senior Note Documents and
(v) the Working Capital Facility.

"Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

"Effective Date" shall have the meaning provided in Section 11.10.

"Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in loans or any other "accredited investor" (as defined in Regulation D of the Securities Act).

"End Date" shall mean, for any Applicable Margin Period, the last day of such Applicable Margin Period.

"Environmental Bonds" shall mean those items of Indebtedness of the Borrower identified as such on Schedule 5.22.

"Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

"Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.
Section  1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section
2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

"ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

"Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

"Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

"Event of Default" shall have the meaning provided in Section 8.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Excess Cash Flow" shall mean, for any period, the remainder of (a) Adjusted Consolidated Net Income for such period, minus (b) the sum of, without duplication, (i) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries during such period pursuant to Sections 7.08(a), (b), (e),
(f), (g) and (h) (other than any such Capital Expenditures to the extent financed with equity proceeds or Indebtedness (other than with loans incurred under the Working Capital Facility), (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries during such period (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 3.02(a) or (y) made as a voluntary prepayment with internally generated funds),
(iii) the aggregate amount of cash contributions made by the Borrower to its pension plans during such period (except to the extent financed with equity proceeds) and (iv) the aggregate amount of cash Investments made pursuant to Sections 7.05(xii), (xiii) and (xv) during such period (except to the extent financed with equity proceeds or Indebtedness (other than with loans incurred under the Working Capital Facility).

"Excess Cash Payment Date" shall mean the date occurring on the earlier of (x) 120 days after the last day of each fiscal year of the Borrower and (y) the date of delivery of the financial statements pursuant to Section 6.01(b) in respect of the relevant Excess Cash Payment Period (in either case, beginning with the Borrower's fiscal year ending closest to December 31, 1999).

"Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

"Existing Indebtedness" shall have the meaning provided in Section 5.22.

"Existing Indebtedness Agreements" shall have the meaning provided in Section 4.06.

"Existing Senior Secured Note Documents" shall mean the Existing 13-1/2% Senior Secured Discount Note Documents and the Existing 12-1/2% Senior Secured Note Documents.

"Existing Senior Secured Note Indenture Supplements" shall mean each of the Existing 12-1/2% Senior Secured Note Indenture Supplement and the Existing 13-1/2% Senior Secured Discount Note Indenture Supplement.

"Existing Senior Secured Note Indentures" shall mean each of the Existing 12-1/2% Senior Secured Note Indenture and the Existing 13-1/2% Senior Secured Discount Note Indenture.

"Existing Senior Secured Note Indenture Trustee" shall mean State Street Bank and Trust Company.

"Existing Senior Secured Notes" shall mean each of the Existing 12-1/2% Senior Secured Notes and the 13-1/2% Senior Secured Discount Notes.

"Existing Senior Secured Notes Consent" shall mean (i) each written consent permitting the Borrower to enter into the Existing 13-1/2% Senior Secured Discount Note Indenture Supplement from a holder of one or more Existing 13-1/2% Senior Secured Discount Notes outstanding on the record date for determining those holders entitled to consent to such Existing 13-1/2% Senior Secured Discount Note Indenture Supplement and (ii) each written consent permitting the Borrower to enter into the Existing 12-1/2% Senior Secured Note Indenture Supplement from a holder of one or more Existing 12-1/2% Senior Secured Notes outstanding on the record date for determining those holders entitled to consent to such Existing 12-1/2% Senior Secured Note Indenture Supplement.

"Existing Senior Secured Notes Consent Solicitation" shall mean the solicitation of Existing Senior Secured Notes Consents to amend the Existing 13-1/2% Senior Secured Discount Note Indenture and the Existing 12-1/2% Senior Secured Note Indenture performed by or on behalf of the Borrower in connection with the Existing Senior Secured Notes Tender Offer.

"Existing Senior Secured Notes Consent Solicitation Documents" shall mean each of the documents distributed to holders of the Existing 13-1/2% Senior Secured Discount Notes and the Existing 12-1/2% Senior Secured Notes or otherwise entered into by the Borrower or any of such holders in connection with the consummation of the Existing Senior Secured Notes Consent Solicitation, including, without limitation, the Existing Senior Secured Notes Consents and the Existing Senior Secured Notes Indenture Supplements.

"Existing Senior Secured Notes Tender Offer" shall mean (i) the offer by the Borrower to purchase for cash any and all of the Existing 13-1/2% Senior Secured Discount Notes and the Existing 12-1/2% Senior Secured Notes, the foregoing to be effected pursuant to the Existing Senior Secured Notes Tender Offer Documents.

"Existing Senior Secured Notes Tender Offer Documents" shall mean the offer to purchase distributed by the Borrower in connection with the Existing Senior Secured Notes Tender Offer, and all amendments and exhibits thereto, and all documents related to any of the foregoing distributed to the holders or representatives of the Existing Senior Secured Notes in connection with the Existing Senior Secured Notes Tender Offer.

"Existing Term Loan Agreement" shall mean the Term Loan Agreement, dated as of August 4, 1994, among the Borrower, the lenders party thereto and Harris Trust and Savings Bank, as agent, as in effect on the Effective Date.

"Existing 13-1/2% Senior Secured Discount Note Documents" shall mean and include each of the documents and other agreements (including, without limitation, the Existing 13-1/2% Senior Secured Discount Note Indenture and the Existing 13-1/2% Senior Secured Discount Note Indenture Supplement) governing or evidencing the Existing 13-1/2% Senior Secured Discount Notes, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

"Existing 13-1/2% Senior Secured Discount Note Indenture" shall mean the Indenture, dated as of August 11, 1994, among the Borrower, the Subsidiaries of the Borrower party thereto and the Existing Senior Secured Note Indenture Trustee, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Existing 13-1/2% Senior Secured Discount Note Indenture Supplement" shall mean the Supplemental Indenture to the Existing 13-1/2% Senior Secured Discount Note Indenture in the form delivered to the Administrative Agent pursuant to Section
4.08 and entered into by the Borrower, the Subsidiaries of the Borrower party thereto and the Existing Senior Secured Note Trustee in connection with the Existing Senior Secured Notes Consent Solicitation.

"Existing 13-1/2% Senior Secured Discount Notes" shall mean the $117,958,000 aggregate principal amount of the Borrower's 13-1/2% Senior Secured Discount Notes due 2004, which were issued pursuant to the Existing 13-1/2% Senior Secured Discount Note Indenture.

"Existing 12-1/2% Senior Secured Note Documents" shall mean and include each of the documents and other agreements (including, without limitation, the Existing 12-1/2% Senior Secured Note Indenture and the Existing 12-1/2% Senior Secured
Note Indenture Supplement) governing or evidencing the Existing 12-1/2% Senior Secured Notes, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

"Existing 12-1/2% Senior Secured Note Indenture" shall mean the Indenture, dated as of August 11, 1994, among the Borrower, the Subsidiaries of the Borrower party thereto and the Existing Senior Secured Note Indenture Trustee, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

"Existing 12-1/2% Senior Secured Note Indenture Supplement" shall mean the Supplemental Indenture to the Existing 12- 1/2% Senior Secured Note Indenture in the form delivered to the Administrative Agent pursuant to Section 4.08 and entered into by the Borrower, the Subsidiaries of the Borrower party thereto and the Existing Senior Secured Note Trustee in connection with the Existing 12-1/2% Senior Secured Note Consent Solicitation.

"Existing 12-1/2% Senior Secured Notes" shall mean the $125,000,000 aggregate principal amount of the Borrower's 12-1/2% Senior Secured Notes due 2002, which were issued pursuant to the Existing 12-1/2% Senior Secured Note Indenture.

"Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

"Fees" shall mean all amounts payable pursuant to or referred to in Section
2.01.

"GAAP" shall mean generally accepted accounting principles as in effect from time to time, applied by the Borrower and its Subsidiaries on a basis consistent with the preparation of the Borrower's most recent financial statements furnished to the Lenders pursuant to Section 5.05.

"Granting Credit Party" shall mean Acme Steel and any other Subsidiary of the Borrower that is engaged principally in the steel making (as opposed to the steel fabricating) business of the Borrower.

"Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

"Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all indebtedness of such Person for the deferred purchase price of property or services, which purchase price (other than in respect of any Permitted Acquisition or any Investment made pursuant to Section 7.05(xv)) is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (iv) all Indebtedness of the types described in clause (i), (ii), (iii), (v), (vi) (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (v) the aggregate amount required to be capitalized under leases under which such Person is the lessee,
(vi) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, but excluding those take-or-pay and similar obligations of the type described in Schedule 9.01, (vii) all Contingent Obligations of such Person and (viii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include (x) trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person and
(y) up to $6,000,000 of existing deferred payments in the aggregate still required to be made to Raytheon Engineers and Constructors, Inc. and SMS Schloemann-Siemag AG as part of Acme Steel's prior modernization of its steel plant.

"Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

"Interest Period" shall have the meaning provided in Section 1.09.

"Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

"Interlake Cross-Indemnification Agreement" shall mean the Cross
Indemnification Agreement, dated as of May 29, 1986, between Acme Steel and The Interlake Corporation.

"Interlake Tax Indemnity Agreement" shall mean the Tax Indemnification Agreement, dated as of May 30, 1986, between Acme Steel and The Interlake Corporation

"Investments" shall have the meaning provided in Section 7.05.

"Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Lender" shall mean each financial institution listed on Schedule 1.01(a), as well as any Person which becomes a "Lender" hereunder pursuant to Section 1.13 or 11.04(b).

"Leverage Ratio" shall mean, at any time, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period then most recently ended.

"Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

"Loan" shall have the meaning provided in Section 1.01.

"Margin Stock" shall have the meaning provided in Regulation U.

"Maturity Date" shall mean December 1, 2005.

"Minimum Borrowing Amount" shall mean (i) for Base Rate Loans, $1,000,000 and
(ii) for Eurodollar Loans, $5,000,000.

"Mortgage" shall mean each mortgage, deed to secure debt or deed of trust pursuant to which any Granting Credit Party or the Borrower shall have granted to the Collateral Agent a mortgage lien on such Credit Party's Mortgaged Property.

"Mortgage Policy" shall have the meaning provided in Section 4.16.

"Mortgaged Property" shall mean each parcel of Real Property owned or leased by any Granting Credit Party or the Borrower, as applicable, which is encumbered by a Mortgage.

"MSSF" shall mean Morgan Stanley Senior Funding, Inc., in its individual capacity, and any successor corporation thereto, by merger, consolidation or otherwise.

"NACME" shall mean NACME Steel Processing, L.L.C., a Delaware limited liability company of which the Borrower is a member, which is engaged in the business of pickling, oiling and slitting steel.

"NAIC" shall mean the National Association of Insurance Commissioners.

"Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

"Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

"Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event and the required payments of any Indebtedness permitted under this Agreement (other than Indebtedness secured pursuant to the Security Documents) which is secured by the respective assets subject to such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

"Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness secured pursuant to the Security Documents) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

"New Senior Note Documents" shall mean the New Senior Note Indenture, the New Senior Notes and each other document or agreement relating to the issuance of the New Senior Notes.

"New Senior Note Indenture" shall mean the Indenture dated as of December 18, 1997 among the Borrower, Acme Steel and Harris Trust and Savings Bank, as trustee.

"New Senior Note Offering Memorandum" shall mean the Offering Memorandum, dated as of December 18, 1997, relating to the Borrower's issuance of the New Senior Notes.

"New Senior Notes" shall mean the Borrower's 10-7/8% New Senior Note due 2007.

"Note" shall have the meaning provided in Section 1.05.

"Notice of Borrowing" shall have the meaning provided in Section 1.03.

"Notice of Conversion" shall have the meaning provided in Section 1.06.

"Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention: Doug DiBella or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

"Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

"Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values or commodity prices.

"Parallel Loan" shall mean that item of Existing Indebtedness of the Borrower identified as such on Schedule 5.22.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

"Permitted Acquisition" shall have the meaning provided in Section 7.02(xiii).

"Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, (i) the mortgage and other security documents securing the Existing Senior Secured Notes described in the Collateral Agency Agreement and (ii) such other exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which other exceptions must be acceptable to the Agents in their reasonable discretion.

"Permitted Liens" shall have the meaning provided in Section 7.01.

"Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

"Phase II Expansion" shall mean an expansion of the Borrower's facilities in Riverdale, Illinois to more fully utilize the capacity of the Borrower's existing hot mill, which expansion may involve the addition of an electric arc furnace, a second caster, a second tunnel furnace and related machinery and equipment.

"Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

"Pledge Agreement" shall have the meaning provided in Section 4.13.

"Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

"Pledged Stock" shall mean all "Pledged Stock" as defined in the Pledge
Agreement.

"Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

"Projections" shall mean the projections prepared by the Borrower, dated November, 1997, and furnished to the Lenders prior to the Effective Date.

"Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before December 31, 2006, (ii) do not require the cash payment of dividends,
(iii) do not contain any covenants, (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law, (y) voting rights contemplated by the Rights Agreement and (z) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower, or liquidations involving the Borrower, and (v) are otherwise reasonably satisfactory to the Agents.

"Quarterly Payment Date" shall mean each March 1, June 1, September 1 and December 1 occurring after the Effective Date.

"RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

"Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

"Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 6.03.

"Register" shall have the meaning provided in Section 11.15.

"Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

"Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

"Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

"Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

"Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

"Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

"Replaced Lender" shall have the meaning provided in Section 1.13.

"Replacement Lender" shall have the meaning provided in Section 1.13.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22,
 .23, .25, .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Regulation Section
4043.

"Required Lenders" shall mean Lenders the sum of whose outstanding Loans represent an amount greater than 50% of all outstanding Loans of all Lenders.

"Restricted Collateral Account" shall mean, with respect to any Asset Sale or Recovery Event, an account of the Borrower and/or any Subsidiary of the Borrower maintained with the Administrative Agent into which shall be deposited the Net Sale Proceeds or the Net Insurance Proceeds, as the case may be, with respect to such Asset Sale or Recovery Event (with such amount so deposited to be held in cash or invested in Cash Equivalents, at the election of the Borrower), provided that no amount may be withdrawn from such Restricted Collateral Account except as follows: (i) on each date after the occurrence of such Asset Sale or Recovery Event, as the case may be, and prior to the 360th day after the receipt of the proceeds from such Asset Sale or Recovery Event, as the case may be, with respect thereto on which the Borrower delivers to the Administrative Agent a certificate signed by the President, the Chief Financial Officer or the Treasurer of the Borrower stating that all or a specified portion of the Net Sale Proceeds or Net Insurance Proceeds relating to such Asset Sale or Recovery Event, as the case may be, has been, or contemporaneously with the delivery of such certificate is being, reinvested by the Borrower or such Subsidiary in assets as permitted by Section 3.02(d) or 3.02(f), as the case may be, an amount equal to the amount so reinvested or being reinvested may be withdrawn, (ii) to repay outstanding Loans as required by Section 3.02(d) or 3.02(f), as the case may be; and (iii) to repay outstanding Loans in the event that the Borrower or such Subsidiary elects not to use all or any portion of such proceeds for reinvestment purposes (it being understood that all such amounts on deposit in the Restricted Collateral Account are subject to being withdrawn by the Administrative Agent and applied toward the Obligations at any time that an Event of Default exists and is continuing).

"Rights Agreement" shall mean the Preferred Share Rights Purchase Agreement, dated as of July 15, 1994, between the Borrower and First Chicago Trust Company of New York, as rights agent.

"Scheduled Repayments" shall have the meaning provided in Section 3.02(a).

"SEC" shall have the meaning provided in Section 6.01(f).

"Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

"Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Security Agreement" shall have the meaning provided in Section 4.14.

"Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

"Security Document" shall mean and include each of the Security Agreement, the Pledge Agreement, the Collateral Agency Agreement, each Mortgage, and, after the execution and delivery thereof, each Additional Security Document.

"Start Date" shall mean, with respect to any Applicable Margin Period, the first day of such Applicable Margin Period.

"Subordinated Note Documents" shall mean the Subordinated Notes, any indenture or purchase agreement related thereto and each of the other documents entered into in connection therewith.

"Subordinated Notes" shall have the meaning provided in Section 7.04(xii)

"Subsidiaries Guaranty" shall have the meaning provided in Section 4.15.

"Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

"Subsidiary Guarantor" shall mean each Subsidiary of the Borrower.

"Syndication Agent" shall mean MSSF, in its capacity as Syndication Agent and Arranger for the Lenders hereunder.

"Syndication Date" shall mean that date upon which the Syndication Agent determines (and notifies the Borrower) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 11.04(b)) has been completed.

"Tax Sharing Agreements" shall have the meaning provided in Section 4.06.

"Taxes" shall have the meaning provided in Section 3.04(a).

"Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date.

"Test Period" shall mean (i) for any determination made on or prior to the last day of the fiscal quarter of the Borrower ending closest to September 30, 1998, the period from January 1, 1998 through and including the last day of the fiscal quarter of the Borrower then last ended (in each case taken as one accounting period) and (ii) for any determination made thereafter, each period of four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period).

"Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




"Transaction" shall mean, collectively, (i) the consummation of the Existing Senior Secured Notes Tender Offer, (ii) the issuance of the New Senior Notes,
(iii) the consummation of the Existing Senior Secured Notes Consent Solicitation, (iv) the consummation of the Bank Refinancing, (v) the amendment and restatement of the Working Capital Facility and repayment of outstanding loans thereunder on the Effective Date, (vi) the entering into of the Credit Documents and the incurrence of all Loans on the Effective Date and (vii) the payment of fees and expenses in connection with the foregoing.

"Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

"UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

"Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

"United States" and "U.S." shall each mean the United States of America.

"Universal Tool and Stamping" shall mean Universal Tool & Stamping Company, Inc., an Indiana corporation.

"Wabush" shall mean the entity called Wabush Mines, a Canadian joint venture, including Wabush Iron Co. Ltd., an Ohio corporation and one of the joint venturers of Wabush Mines, which is engaged in the mining, beneficiation and pelletizing of iron ore or any successor to either such entity, any entity of approximately equivalent value substituted therefor or any investment of approximately equivalent value and purpose.

"Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

"Working Capital Facility" shall mean the Amended and Restated Credit Agreement, dated as of August 11, 1994, and amended and restated as of December 18, 1997, by and among the Borrower, the Subsidiary Guarantors party thereto, the lenders from time to time party thereto and Harris Trust and Savings Bank, as Agent (including any related security documents and guaranties), as the same may be amended, supplemented, refinanced or replaced from time to time to the extent permitted by Section 7.13.

SECTION 10.  The Administrative Agent and the Syndication Agent.

10.01  Appointment.

         (a) The Lenders hereby irrevocably designate BTCo as Administrative Agent (for purposes of this Section 10, the term "Administrative Agent" also shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. The Lenders hereby designate MSSF as Syndication Agent (for the purposes of this Section 10, the term "Syndication Agent" also shall mean MSSF in its capacity as Arranger) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and the Syndication Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent and the Syndication Agent may perform any of their duties hereunder by or through its officers, directors, agents, employees or affiliates.

         (b) The Lenders also hereby designate State Street Bank and Trust Company as a general collateral agent for such Lenders to act as specified in the Collateral Agency Agreement until the same is terminated in accordance with its terms. Each Lender hereby authorizes, and each holder of any Note by the acceptance of such Note shall be deemed to authorize, State Street Bank and Trust Company to take such action on its behalf under the provisions of the Collateral Agency Agreement and any other instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to State Street Bank and Trust Company by the terms thereof and such other powers as are reasonably incidental thereto. Each Lender also agrees to be bound by the provisions of the Collateral Agency Agreement and the Intercreditor Agreement.

10.02 Nature of Duties. Neither the Administrative Agent nor the Syndication Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent, the Syndication Agent nor any of their officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; neither the Administrative Agent nor the Syndication Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or the Syndication Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




10.03 Lack of Reliance on the Administrative Agent and the Syndication Agent. Independently and without reliance upon the Administrative Agent or the Syndication Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Neither the Administrative Agent nor the Syndication Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

10.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

10.05 Reliance. The Administrative Agent and the Syndication Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent or the Syndication Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent or the Syndication Agent, as the case may be.

10.06 Indemnification. To the extent the Administrative Agent or the Syndication Agent is not reimbursed and indemnified by the Credit Parties, the Lenders will reimburse and indemnify the Administrative Agent and the Syndication Agent in proportion to their respective "percentage" as used in determining the Required Lenders (determined as if there were no Defaulting Banks) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or the Syndication Agent in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's or the Syndication Agent's gross negligence or willful misconduct.

10.07 The Administrative Agent and the Syndication Agent in their Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent and the Syndication Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent and the Syndication Agent in their respective individual capacities. The Administrative Agent and the Syndication and their affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

10.08 Holders. Any Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

10.09  Resignation by the Administrative Agent and the Syndication Agent.

         (a) The Administrative Agent and/or the Syndication Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders. Such resignation, in the case of the Administrative Agent, shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below, and such resignation, in the case of the Syndication Agent, shall take effect immediately.

         (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

         (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

         (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




SECTION 11.  Miscellaneous.

11.01  Payment of Expenses, etc.   The Borrower shall:  (i) whether or not the
transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case and of the Agents' local counsel and consultants) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with their syndication efforts with respect to this Agreement and of the Agents and, after the occurrence of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including, without limitation, in each case the reasonable fees and disbursements of counsel for each of the Agents and, after the occurrence of an Event of Default, for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lenders) to pay such taxes; and
(iii) indemnify each Agent and each Lender, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the any Agent or any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials by the Borrower or any of its Subsidiaries at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

11.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to
Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

11.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to the Lender, at its address specified on Schedule II; and if to the Administrative Agent, at the Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




11.04  Benefit of Agreement; Assignments; Participations.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or otherwise transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder and the transferee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

         (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its outstanding Obligations hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $2,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such outstanding Obligations hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule 1.01(a) shall be deemed modified to reflect the outstanding Loans of such new Lender and of the existing Lenders, (ii) upon the surrender of the Note by the assigning Lender (or, upon such assigning Lender's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised outstanding Loans,
                 (iii) the consent of the Agents and the Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (each of which consents shall not be unreasonably withheld or delayed, provided that the consent of the Borrower shall not be required at any time that an Event of Default exists), (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 (or $1,500 in the case of an assignment between existing Lenders) and (v) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 11.15. To the extent of any assignment pursuant to this Section 11.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned outstanding Loans. At the time of each assignment pursuant to this Section 11.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 3.04(b)(ii) Certificate) described in
                 Section 3.04(b). To the extent that an assignment of all or any portion of a Lender's outstanding Obligations pursuant to
                 Section 1.13 or this Section 11.04(b) would, at the time of such assignment, result in increased costs under Section 1.10 or 3.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




         (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and any Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, the Collateral Agent or any Lender to any other or further action in any circumstances without notice or demand.

11.06  Payments Pro Rata.

         (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lenders that have consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

11.07  Calculations; Computations; Accounting Terms.

         (a) The financial statements to be furnished to the Agents pursuant hereto shall be made and prepared in accordance with GAAP (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided that, (i) except as otherwise specifically provided herein, all computations of Excess Cash Flow, the Applicable Base Rate Margin and the Applicable Eurodollar Rate Margin and all computations and all definitions used in determining compliance with Sections 7.08 through 7.12, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements of the Borrower referred to in Section 5.05(a) and (ii) from and after such time as all Existing Senior Secured Notes have been defeased in accordance with the terms thereof and hereof, there shall be excluded from the calculation of the Leverage Ratio, the Consolidated Interest Coverage Ratio and the Consolidated Fixed Charge Coverage Ratio all Existing Senior Secured Notes that have been defeased.

         (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




11.08    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY
         TRIAL.

         (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

11.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

11.10 Effectiveness. This Agreement shall be come effective on the date (the "Effective Date") on which (i) the Borrower, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office, or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions set forth in Section 4 are met to the satisfaction of the Administrative Agent and the Required Lenders. Unless the Administrative Agent has received actual notice from any Lenders that the conditions contained in Section 4 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

11.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




11.12  Amendment or Waiver; etc.

         (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 11.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this
                 Section 11.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Loans are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (x) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender), (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 10 or any other provision as same relates to the rights or obligations of the Administrative Agent or (z) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 11.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to
                 Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) repay the outstanding Loans of such non-consenting Lender in accordance with Section 3.01(b), provided that, unless the Loans that are repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 11.12(a).

11.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 3.04, 10.06 and 11.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

11.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 11.14 would, at the time of such transfer, result in increased costs under Section 1.10 or 3.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]




11.15 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 11.15, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 11.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender Bank and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 11.15.

11.16  Confidentiality.

         (a) Subject to the provisions of clause (b) of this Section 11.16, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender, in either case if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 11.16 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential (it being understood that all information delivered pursuant to Section 6.01(c) shall be considered confidential information), provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 11.16(a) by the respective Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to any Agent or the Collateral Agent and
                 (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 11.16.

         (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 11.16 to the same extent as such Lender).

                            *          *           *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                          Address:
                          Acme Metals Incorporated
                          13500 S. Perry Avenue
                          Riverdale, Illinois  60827-1182

                          Attn:  Treasurer

By: /s/ James W. Hoekwater
    ---------------------------
    Title: Treasurer
 Tel. No.:  (708) 849-2500
 Fax No.:  (708) 841-6010

 with a copy to:

 13500 S. Perry Avenue
 Riverdale, Illinois  60827-1182

 Attn:  General Counsel
 Tel. No.:  (708) 849-2500
 Fax No.:  (708) 841-6010

MORGAN STANLEY SENIOR FUNDING,
INC., Individually and as Syndication Agent and Arranger


By: /s/ Michael McLaughlin
    ---------------------------
    Title: Principal


BANKERS TRUST COMPANY,
Individually and as Administrative Agent


By: /s/ Robert R. Telesca
    ---------------------------
    Title: Assistant Vice President


SANWA BUSINESS CREDIT CORPORATION

By: /s/ Frank Plank
    ---------------------------
    Title: First Vice President


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By: /s/ Lynn C. Baranski
    ---------------------------
    Title: Authorized Signatory

GCB INVESTMENT PORTFOLIO

By:  Citibank, N.A.


By: /s/ Steve Kaufman
    ---------------------------
    Title: Vice President

KZH HOLDING CORPORATION III

By: /s/ V. Conway
    ---------------------------
    Title: Authorized Agent


FLOATING RATE PORTFOLIO

By:     Chancellor LGT Senior Secured
    Management, Inc., as Attorney-in-fact


By: /s/ Chris Jansen
    ---------------------------
    Title: Managing Director

                                                            [CONFORMED COPY WITH
                                                            EXHIBITS G, H, AND I
                                                          CONFORMED AS EXECUTED]



                                  COMMITMENTS




 Bank                                                     Commitment
 ----                                                     ----------

 Morgan Stanley Senior Funding, Inc.                     $113,500,000.00

 Bankers Trust Company                                   $ 15,000,000.00

 Sanwa Business Credit Corporation                       $ 18,000,000.00

 Merrill Lynch Senior Floating Rate Fund, Inc.           $ 10,000,000.00

 GCB Investment Portfolio                                $ 10,000,000.00

 KZH Holding Corporation III                             $  5,000,000.00

 Floating Rate Portfolio                                 $  3,500,000.00

 TOTAL:                                                  $175,000,000.00
                                                         ---------------
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                                 BANK ADDRESSES


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
          Bank                                            Address
          ----                                            -------


 Morgan Stanley Senior Funding, Inc.                      1585 Broadway
                                                          New York, New York  10036

                                                          Attn:  James Morgan
                                                          Tel. No.:  (212) 761-4866
                                                          Fax No.:  (212) 761-0592

                                                          with a copy to:

                                                          1585 Broadway
                                                          New York, New York  10036

                                                          Attn:  Michael McLaughlin
                                                          Tel. No.:  (212) 761-2838
                                                          Fax No.:  (212) 761-3932

 Bankers Trust Company                                    233 South Wacker Drive
                                                          Chicago, Illinois  60600

                                                          Attn:  Dan Horn
                                                          Tel. No.:  (312) 993-8095
                                                          Fax No.:  (312) 993-8218

 Sanwa Business  Credit Corporation                       One South Wacker Drive
                                                          Chicago, Illinois 60606

                                                          Attn:  Greg Cooper
                                                          Tel. No.: (312) 853-1401
                                                          Fax No.: (312) 782-6035

 Merrill Lynch Senior Floating Rate Fund, Inc.            800 Scudders Mill Road
                                                          Area 1B
                                                          Plainsboro, New Jersey 08536

                                                          Attn:  Lynn Baranski
                                                          Tel. No.:  (609) 282-5013
                                                          Fax No.:  (609) 282-2756
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

 GCB Investment Portfolio                                 599 Lexington Avenue
                                                          26th Floor/Zone 10
                                                          New York, New York 10043

                                                          Attn:  Steve Kaufman
                                                          Tel. No.:  (212) 291-5951
                                                          Fax No.: (212) 291-5928

 KZH Holding Corporation III                              c/o The Chase Manhattan Bank
                                                          450 West 33rd Street
                                                          15th Floor
                                                          New York, New York  10001
                                                          Attn:  Virginia Conway
                                                          Tel. No.:  (212) 946-7575
                                                          Fax No.:  (212) 946-7776

 Floating Rate Portfolio                                  Address for Administrative Notices:
                                                          Chancellor LGT Asset Management, Inc.
                                                          50 California Street, 27th Floor
                                                          San Francisco, California  94111-4624

                                                          Attention:  Linda DiNapoli
                                                          Tel. No.:  (415) 445-7525
                                                          Fax No.:   (415) 296-0511

                                                          Address for Notices regarding Amendments and Waivers:
                                                          GT Global Floating Rate Fund, Inc.
                                                          c/o Chancellor LGT Senior Secured Management, Inc.
                                                          1166 Avenue of the Americas
                                                          New York, New York  10036

                                                          Attention:  Susan McKofke
                                                          Tel. No.:  (212) 278-9647
                                                          Fax No.:  (212) 278-9847
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                              CERTAIN TAX MATTERS





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                                     PLANS





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                                REAL PROPERTIES





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                                 CAPITALIZATION





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                                  SUBSIDIARIES





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                         CERTAIN ENVIRONMENTAL MATTERS





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                             EXISTING INDEBTEDNESS





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                                   INSURANCE





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                                 EXISTING LIENS




 Filing                                                           File            Original         Description           Permitted
 Location           Debtor             Secured Party              Number          File Date        of Collateral         Refinancing
 --------           ------             -------------              ------          ---------        -------------         -----------





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                              EXISTING INVESTMENTS





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                      CERTAIN TRANSACTIONS WITH AFFILIATES





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                        CERTAIN TAKE-OR-PAY OBLIGATIONS